UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Levi Strauss & Co.

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OUR BOARD CHAIR TRANSITION

STEPHEN C. NEAL ROBERT A. ECKERT “Deliver profits through principles to make an outsized impact on the world.”

In 2021 we will transition the leadership of the Board. Steve Neal will reach our mandatory Board retirement age of 72 on March 26 and will step down from the Board. The Board thanks him for his many years of exemplary service as our Board Chair. As Chair, he has guided the Board through countless significant and strategic decisions, resulting in the turnaround of the company over the last decade and our initial public offering in 2019. He has done all this while ensuring that the company remains true to its corporate values.

The Board has unanimously appointed Bob Eckert to replace Steve as Chair of the Board. Bob is extremely well suited for this role. He is deeply familiar with the company, having served on our Board since 2010, and he will draw on his decades of experience leading other global companies as CEO and board member. We are sad to see Steve go but excited for the future under Bob’s Board leadership.

MESSAGE FROM OUR OUTGOING AND INCOMING CHAIRS

DEAR FELLOW SHAREHOLDERS,

We are pleased to invite you to join our 2021 Annual Meeting of Shareholders to be held on April 21, 2021 at 10:30 a.m. Pacific Time. Like last year, we will be holding our Annual Meeting using an exclusively virtual format via live webcast.

Your vote is very important. Even if you do not plan to attend our virtual Annual Meeting, please make sure to vote. A description of the shareholder proposals that will be voted upon is included in the attached Notice of 2021 Annual Meeting and Proxy Statement. The Board of Directors recommends that you vote in favor of each of these proposals.

This was an unprecedented and challenging year, and we are incredibly proud of how the company responded. When the pandemic hit, it was difficult to predict the impact it would have on our business. But we worked hard as a Board to support management’s efforts to adapt and innovate in response to the crisis, ultimately delivering solid financial results and setting the business up to emerge as a stronger and more profitable company.

Even as we continue to stay focused on the challenges of today, we are looking to the future. With the full support of the Board, the company recently sharpened our strategic focus on our key strengths and our biggest opportunities: leading with our brands, operating with a “direct-to-consumer first” mindset, diversifying our business by driving outsized growth in under-penetrated areas, and digitally transforming our business. You can read more about these strategies in the company’s Annual Report. We believe that they will guide the company’s continued growth and success well into the future.

Throughout all of this work, we have stayed focused on the company’s mission: “Deliver profits through principles to make an outsized impact on the world.” This mission has not only guided the company’s response to the pandemic, but also many of our other purpose-driven initiatives, including our industry-leading sustainability programs and our efforts to improve the diversity of our workplace. We believe that initiatives like these are not just the right thing to do, but that they strengthen our business for the long-term.

Our transition of the responsibilities of Board Chair this year will continue to ensure strong and independent leadership of the Board. The Board looks forward to continuing its work with the company’s management in service to our shareholders and all of our stakeholders, and in support of the company’s long-standing values.

Thank you for your ongoing support of Levi Strauss & Co. We look forward to seeing you at the 2021 Annual Meeting.

Sincerely,

	STEPHEN C. NEAL OUTGOING CHAIR	ROBERT A. ECKERT INCOMING CHAIR

2021 PROXY STATEMENT	1

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

PROPOSALS	BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1. Election of Class II Directors	“FOR” each director nominee	Page 8
2. Advisory Vote on Executive Compensation	“FOR”	Page 28
3. Ratification of Selection of Independent Registered Public Accounting Firm	“FOR”	Page 59

Shareholders will also conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof. A list of shareholders of record will be available for inspection by shareholders of record during normal business hours for ten days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111. The shareholder list will also be available during the annual meeting at www.virtualshareholdermeeting.com/ LEVI2021.

Whether or not you expect to attend the annual meeting, you are urged to vote by proxy as promptly as possible to ensure your vote is counted. You may vote over the telephone, through the internet or by using the proxy card that you request as instructed in the Proxy Availability Notice. Even if you have voted by proxy, you may still vote at the annual meeting, as your proxy is revocable at your option. Note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from that record holder. See the Proxy Availability Notice for more information.

By Order of the Board of Directors,

BLAIR MARKOVIC

CORPORATE SECRETARY

ATTENDANCE AT THE MEETING

A live webcast of the annual meeting will be available at www.virtualshareholdermeeting.com/LEVI2021. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 21, 2021. Electronic entry to the meeting will begin at 10:15 a.m., Pacific Time.

To attend, vote and submit questions during the annual meeting visit www.virtualshareholdermeeting.com/LEVI2021 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.

If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2021.

The notice of annual meeting, proxy statement and annual report to shareholders are available free of charge at www.proxyvote.com.

DATE AND TIME April 21, 2021 (Wed) 10:30 a.m. (Pacific Time)

LOCATION www.virtualshareholdermeeting.com/LEVI2021

WHO CAN VOTE Shareholders as of February 26, 2021 are entitled to vote.

HOW TO VOTE

INTERNET • Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)
• Your vote must be received by 8:59 p.m., Pacific Time, on April 20, 2021

TELEPHONE • Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card)
• Your vote must be received by 8:59 p.m., Pacific Time, on April 20, 2021

MAIL • Complete, sign, date and return the proxy card that may be delivered
• Your proxy card must be mailed by April 7, 2021

AT THE VIRTUAL MEETING See “Attendance at the Meeting”

QR CODE Scan this QR code to vote with your mobile device

2

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

PROPOSAL 1	ELECTION OF CLASS II DIRECTORS The Board recommends a vote FOR each director nominee.	See page 8

BOARD OF DIRECTORS

[1]	Mr. Rodgers joined the Board of Directors on December 9, 2020
[2]	Mr. Neal is expected to retire from our Board of Directors in March 2021. Upon his retirement, the number of members serving on our Board of Directors will decrease from 13 to 12.

AC – Audit Committee	CC – Compensation Committee		- Member	– Independent
FC – Finance Committee	NGCCC – Nominating, Governance and Corporate Citizenship Committee	C	- Chair

2021 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY

BOARD SNAPSHOT

GOVERNANCE BEST PRACTICES

4

PROXY STATEMENT SUMMARY

PROPOSAL 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION The Board recommends a vote FOR this proposal.	See page 28

FINANCIAL PERFORMANCE

Although fiscal year 2020 was dominated by unprecedented challenges, resulting in financial results below the goals set at the beginning of the year, the company was able to make a number of measured and strategic adjustments to remain in a strong position for future growth and profitability. While our first quarter results were above expectations, global restrictions enacted due to the COVID-19 pandemic throughout the remainder of the year drove most key financial metrics well below where they had been in fiscal year 2019. Despite these challenges, the company achieved positive adjusted EBIT for the year and our cumulative 3-year total shareholder return was among the best in the retail industry.

KEY PERFORMANCE MEASURES

EXECUTIVE COMPENSATION HIGHLIGHTS

COMPENSATION SNAPSHOT

2021 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY

HIGH SAY ON PAY RESULTS

At the 2020 Annual Meeting, over 99% of the votes cast were in favor of our advisory proposal	We held a shareholder advisory vote on executive compensation in 2020, commonly referred to as a “say-on-pay vote,” which resulted in shareholder approval by over 99% of the votes cast on the advisory proposal. We take the views of our shareholders seriously, and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our shareholders.

PROPOSAL 3	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board recommends a vote FOR this proposal.	See page 59

6

2021 PROXY STATEMENT	7

CORPORATE GOVERNANCE

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors currently has thirteen members and is divided into three classes, with directors elected for overlapping three-year terms. Upon Mr. Neal’s expected retirement in March 2021, the number of members serving on our Board of Directors will decrease from thirteen to twelve. There are four Class II directors whose term of office expires in fiscal year 2021: David Friedman, Yael Garten, Jenny Ming and Joshua E. Prime. Our Board of Directors has recommended that each of these directors be reelected as Class II directors to serve until the 2024 annual meeting of shareholders and until their successors are duly elected and qualified or, if sooner, until their resignation or removal. Mr. Friedman and Ms. Ming were previously elected by shareholders. Mr. Prime and Dr. Garten were elected by the Board of Directors to fill vacancies, effective September 2019 and January 2020, respectively.

A biography of each nominee and a discussion of his or her specific experience, qualifications, attributes and skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class II director is set forth in this proxy statement under “Board of Directors—Nominees for Election as Class II Directors.”

Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the four nominees receiving the most FOR votes will be elected as Class II directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the four nominees recommended by our Board of Directors and named in this proxy statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each nominee has agreed to serve as a Class II director if elected. We have no reason to believe that any nominee will be unable to serve.

Our Board of Directors unanimously recommends a vote “FOR” all of the named nominees.

BOARD COMPOSITION

Our Board of Directors currently has thirteen members. Upon Mr. Neal’s expected retirement in March 2021, the number of members serving on our Board of Directors will decrease from thirteen to twelve. Our current Board of Directors is divided into three classes with directors elected for overlapping three-year terms:

•	The term for directors in Class II (David A. Friedman, Yael Garten, Jenny Ming and Joshua E. Prime) will end at the 2021 annual meeting of shareholders.

•	The term for directors in Class III (Troy Alstead, Charles (“Chip”) V. Bergh, Robert A. Eckert, and Patricia Salas Pineda) will end at the 2022 annual meeting of shareholders.

•	The term for directors in Class I (Jill Beraud, Spencer C. Fleischer, Christopher J. McCormick, and Elliott Rodgers) will end at the 2023 annual meeting of shareholders.

At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. We expect that additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our corporate governance guidelines provide that directors are expected to attend our annual meetings of shareholders. All of our directors, except for Mr. Rodgers (who was elected after the annual meeting), attended the 2020 annual meeting of shareholders.

8

CORPORATE GOVERNANCE

BOARD LEADERSHIP

The Board of Directors believes that it is in our best interests that the offices of CEO and Chair be held by separate individuals and, accordingly, our CEO and the Chair of our Board of Directors are currently separate individuals.

On March 26, 2021 we will transition the leadership of the Board. Mr. Neal will reach our mandatory Board of Directors retirement age of 72 and will step down from the Board of Directors. Mr. Eckert, who has been unanimously approved by the Board of Directors, will replace Mr. Neal as Chair of the Board.

Our corporate governance guidelines are available under the “Governance” tab of our website at investors.levistrauss.com.

BOARD SELECTION CRITERIA

Our Board of Directors seeks members who are committed to the values of our company and are, by reason of their character, judgment, knowledge and experience, capable of contributing to the effective governance of our company. In reaching this determination, our Board of Directors considers each candidate’s relevant expertise, accomplishments in his or her field, the ability to exercise sound business judgment and a commitment to rigorously represent the long-term interests of our shareholders. Our Board of Directors also considers diversity (including with respect to race, gender, geography and areas of expertise), age, skills and other factors that it deems appropriate to maintain a balance of knowledge, experience and capability. For an incumbent director whose term of office is set to expire, our Board of Directors reviews his or her overall service to the Company during the completed term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair his or her independence. Our corporate governance guidelines provide that all directors are subject to a mandatory retirement age of 72, unless waived by our Board of Directors in its discretion.

BOARD OF DIRECTORS

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

The following is a brief biography of each nominee for Class II director and a discussion of his or her specific experience, qualifications, attributes or skills that led the Nominating, Governance and Corporate Citizenship Committee and our Board of Directors to recommend him or her as a nominee for Class II director.

DAVID A. FRIEDMAN

Retired; Senior Principal,
Emeritus Chief Executive
Officer and Chair of the
Board, Forell/Elsesser
Engineers

Age: 67

Director since: 2018

Committees:

Compensation Committee

Nominating, Governance and Corporate Citizenship Committee

CAREER HIGHLIGHTS:

•   Recently retired Senior Principal, Emeritus Chief Executive Officer and Chair of the Board, and past- President and Chief Executive Officer of Forell/Elsesser Engineers, with over 40 years of professional practice in structural and earthquake engineering.

•   President and member of the Board of Directors for the Earthquake Engineering Research Institute, which disseminates lessons learned from earthquakes around the world, and served on its post-earthquake reconnaissance teams in Kobe, Japan in 1995 and Wenchuan, China in 2008.

•   Involved in many institutional, academic, philanthropic and not-for-profit boards, including the San Francisco Foundation, the San Francisco Planning and Urban Research Association, the University of California, Berkeley Foundation, the Jewish Senior Living Group, Build Change, and Jewish Home and Senior Living Foundation.

•   A licensed structural engineer in California, Nevada and British Columbia.

KEY QUALIFICATIONS:

Mr. Friedman was selected to join our Board of Directors due to his broad professional experience, as well as his extensive background with our company arising from his familial connection to our founder.

2021 PROXY STATEMENT	9

CORPORATE GOVERNANCE

YAEL GARTEN

Director, Siri Data Science and Engineering, Apple Age: 42 Director since: 2020 Committees: Audit Committee Nominating, Governance and Corporate Citizenship Committee

CAREER HIGHLIGHTS:

•   Director of Siri Data Science and Engineering at Apple Inc., since August 2017.

•   Worked at LinkedIn Corporation in a number of positions from October 2011 to August 2017, including as Director of Data Science from October 2015 to August 2017.

•   Research Scientist and Text Mining Lead at Stanford University School of Medicine before joining LinkedIn.

KEY QUALIFICATIONS:

Dr. Garten was selected to join our Board of Directors for her expertise in data science, artificial intelligence and machine learning, and converting data into actionable product and business strategy. She has applied this expertise across products and services with massive global user bases.

JENNY MING

Retired; Former President and Chief Executive Officer, Charlotte Russe Inc. Age: 65 Director since: 2014 Committees: Audit Committee Nominating, Governance and Corporate Citizenship Committee

CAREER HIGHLIGHTS:

•   President and Chief Executive Officer of Charlotte Russe Inc., a fast-fashion specialty retailer of apparel and accessories catering to young women, from October 2009 to February 2019. In February 2019, Charlotte Russe Inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

•   Was a member of The Gap, Inc.’s executive team that launched Old Navy, a $7 billion brand in The Gap, Inc.’s portfolio. Served as its first President from March 1999 to October 2006, where she oversaw all aspects of Old Navy and its 900 retail clothing stores in the United States and Canada.

•   Joined The Gap, Inc. in 1986, serving in various executive capacities at its San Francisco headquarters.

•   Serves on the Boards of Directors of Paper Source, Poshmark, Inc. and Affirm Holdings, Inc. She is also on the Board of the Tower Foundation at San Jose State University advising the President.

KEY QUALIFICATIONS:

Ms. Ming was selected to join our Board of Directors due to her extensive operational and retail leadership experience in the apparel industry.

10

CORPORATE GOVERNANCE

JOSHUA E. PRIME

Partner, Idea Generation and Research, Indaba Capital Management, L.P. Age: 43 Director since: 2019 Committees: Audit Committee Finance Committee

CAREER HIGHLIGHTS:

•   Partner, Idea Generation and Research, at Indaba Capital Management, L.P., where he has served since its founding in 2010.

•   Manager of retail strategy for the Americas Region of Levi Strauss & Co. from 2007 to 2009.

•   Served as an analyst in merger arbitrage, special situations and credit at Farallon Capital Management, L.L.C. from 1999 to 2005.

KEY QUALIFICATIONS:

Mr. Prime was selected to join our Board of Directors due to his broad professional experience, including with our company, and his extensive background with the company arising from his familial connection to our founder.

CONTINUING DIRECTORS

The following is a brief biography of each director whose term will continue after the annual meeting.

TROY ALSTEAD

President and Chief Executive Officer, Table 47 and Ocean5 Age: 57 Director since: 2012 Committees: Audit Committee (Chair) Compensation Committee

CAREER HIGHLIGHTS:

•   President and Chief Executive Officer of Table 47 and Ocean5, a restaurant and social concept.

•   Retired from Starbucks Corporation in February 2016 after 24 years with the company, having most recently served as Chief Operating Officer.

•   Held the positions of Group President, Chief Financial Officer and Chief Administrative Officer of Starbucks.

•   Spent a decade in Starbucks international business, including roles as Senior Leader of Starbucks International, President of Europe, Middle East and Africa headquartered in Amsterdam and Chief Operating Officer of Starbucks Greater China headquartered in Shanghai.

•   Currently serves as a director of Harley-Davidson, Inc. and Array Technologies, Inc.

KEY QUALIFICATIONS:

Mr. Alstead brings to our Board of Directors his broad financial and business perspective developed over many years in the global consumer goods industry.

2021 PROXY STATEMENT	11

CORPORATE GOVERNANCE

JILL BERAUD

Retired; Co-Founder and Chief Executive Officer, Sh’nnong Beverage Company Age: 60 Director since: 2013 Committees: Finance Committee (Chair) Compensation Committee

CAREER HIGHLIGHTS:

•   Retired Co-founder and CEO of Sh’nnong Beverage Company, creating next generation plant-based beverages.

•   Served as Chief Executive Officer of Ippolita, a privately-held luxury jewelry company with distribution in high-end department stores, flagship and eCommerce, from October 2015 until September 2018.

•   Executive Vice President for Tiffany & Co., with responsibility for its Global Retail Operations and oversight of strategic store development and real estate from October 2014 until June 2015.

•   Served as Chief Executive Officer for Living Proof, Inc., a privately-held company that uses advanced medical and materials technologies to create hair care and skin care products for women from December 2011 to October 2014.

•   Served as President of Starbucks/Lipton Joint Ventures and Chief Marketing Officer of PepsiCo Americas Beverages from July 2009 to June 2011, and PepsiCo’s Global Chief Marketing Officer from December 2008 to July 2009.

•   Spent 13 years at Limited Brands in various roles, including Chief Marketing Officer of Victoria’s Secret and Executive Vice President of Marketing for its broader portfolio of specialty brands, including Bath & Body Works, C.O. Bigelow, Express, Henri Bendel and Limited Stores.

•   Director of Revance Therapeutics, Inc. and serves on the Board of Governors for The World of Children non-profit organization.

KEY QUALIFICATIONS:

Ms. Beraud was selected to join our Board of Directors due to her extensive marketing, social media and consumer branding experience, as well as her extensive managerial and operational knowledge in the apparel and other consumer goods industries.

CHARLES (“CHIP”) V. BERGH

President and Chief Executive Officer, Levi Strauss & Co. Age: 63 Director since: 2011 Committees: None

CAREER HIGHLIGHTS:

•   President and Chief Executive Officer of Levi Strauss & Co.

•   Joined LS&Co. after a distinguished career at Proctor & Gamble. His last assignment was leading the Gillette integration following P&G’s $57 billion acquisition of that business and running the Gillette Blades & Razors business and the entire Male Grooming portfolio of P&G.

•   Twenty-eight year career at P&G included roles of increasing scope and complexity and included a six year assignment as Regional President of Southeast Asia, India and Australia.

•   Currently serves as the non-executive Chairman of HP Inc.

•   Previously served on the Board of Directors for VF Corporation, the Singapore Economic Development Board and was a member of the US ASEAN Business Council, Singapore.

KEY QUALIFICATIONS:

Mr. Bergh’s position as our President and Chief Executive Officer and his past experience as a leader of large, global consumer brands make him well-suited to be a member of our Board of Directors.

12

CORPORATE GOVERNANCE

ROBERT A. ECKERT

Operating Partner, FFL Partners, LLC Age: 66 Director since: 2010 Committees: Nominating, Governance and Corporate Citizenship Committee (Chair) Compensation Committee

CAREER HIGHLIGHTS:

•   Operating Partner of FFL Partners, LLC, a private equity firm, since September 2014.

•   Chairman Emeritus of Mattel, Inc., a role he has held since January 2013.

•   Chairman and Chief Executive Officer of Mattel from May 2000 until December 2011, and he continued to serve as its Chairman until December 2012.

•   Previously worked for Kraft Foods, Inc. for 23 years, and served as President and Chief Executive Officer from October 1997 until May 2000.

•   Group Vice President of Kraft Foods from 1995 to 1997, and President of the Oscar Mayer foods division of Kraft Foods from 1993 to 1995.

•   Currently a director of McDonald’s Corporation, Uber Technologies, Inc., Amgen, Inc., Eyemart Express Holdings, LLC and Quinn Group Inc.

KEY QUALIFICATIONS:

Mr. Eckert was selected to join our Board of Directors due to his experience as a senior executive engaged with the dynamics of building global consumer brands through high performance expectations, integrity and decisiveness in driving businesses to successful results.

SPENCER C. FLEISCHER

Managing Partner, FFL Partners, LLC Age: 67 Director since: 2013 Committees: Compensation Committee (Chair) Finance Committee

CAREER HIGHLIGHTS:

•   Managing Partner of FFL Partners, LLC, a private equity firm.

•   Spent 19 years at Morgan Stanley & Company as an investment banker and senior leader, leading business units in Asia, Europe and the United States, before co-founding FFL Partners, LLC in 1997.

•   Currently serves as a director of The Clorox Company and Americans for Oxford, Inc.

•   Director of American West Bank until October 2015 when it was acquired by Banner Corporation, and was thereafter a director of Banner Corporation until December 2016.

KEY QUALIFICATIONS:

Mr. Fleischer was selected to join our Board of Directors due to his broad financial and international business perspectives developed over many years in the private equity and investment banking industries.

2021 PROXY STATEMENT	13

CORPORATE GOVERNANCE

CHRISTOPHER J. MCCORMICK

Retired. Former President and Chief Executive Officer, L.L. Bean, Inc. Age: 65 Director since: 2016 Committees: Audit Committee Nominating, Governance and Corporate Citizenship Committee

CAREER HIGHLIGHTS:

•   Served as President and Chief Executive Officer of L.L. Bean, Inc. from 2001 until 2016.

•   Joined L.L. Bean in 1983, previously serving in a number of senior and executive level positions in advertising and marketing.

•   Senior Vice President and Chief Marketing Officer of L.L. Bean from 2000 to 2001.

•   Director of Big Lots!, Inc. and a former director of Sun Life Financial, Inc.

KEY QUALIFICATIONS:

Mr. McCormick brings to our Board of Directors his deep channel knowledge and eCommerce and direct marketing experience.

STEPHEN C. NEAL

Chairman Emeritus, Cooley LLP Age: 71 Director since: 2007 Committees: None

CAREER HIGHLIGHTS:

•   Chair of our Board of Directors, a position he has held since September 2011.

•   Chairman Emeritus of the law firm Cooley LLP, where he was also Chief Executive Officer from 2001 until January 1, 2008.

•   Represented and advised numerous boards of directors, special committees of boards and individual directors on corporate governance and other legal matters in addition to his extensive experience as a trial lawyer on a broad range of corporate issues.

•   Partner of the law firm Kirkland & Ellis LLP prior to joining Cooley in 1995.

•   Director of NVIDIA Corporation.

KEY QUALIFICATIONS:

Mr. Neal brings to our Board of Directors deep knowledge and broad experience in corporate governance as well as his perspectives drawn from advising many companies throughout his career.

Mr. Neal will reach our mandatory Board of Directors retirement age of 72 on March 26 and will step down from the Board on that date.

14

CORPORATE GOVERNANCE

PATRICIA SALAS PINEDA

Retired; Former Group
Vice President, Hispanic
Business Strategy, Toyota
Motor North America, Inc.

Age: 69

Director since: 1991

Committees:

Finance Committee

Nominating, Governance and Corporate Citizenship Committee

CAREER HIGHLIGHTS:

•   Retired in October 2016 as Group Vice President of Hispanic Business Strategy for Toyota Motor North America, Inc., an affiliate of one of the world’s largest automotive firms, a position she held since May 2013.

•   Served Toyota Motor North America as Group Vice President of National Philanthropy and the Toyota USA Foundation from 2004 to 2013.

•   Served Toyota Motor North America as General Counsel and Group Vice President of Administration from 2006 to 2008 and as Group Vice President of Corporate Communications and General Counsel from 2004 to 2006.

•   Served as Vice President of Legal, Human Resources and Government Relations, and Corporate Secretary of New United Motor Manufacturing, Inc. with which she had been associated since 1984.

•   Currently a director of Frontier Airlines, Chairwoman Emeritus, a board member and a member of the Latino Corporate Directors Association, a member of the board of trustees of Earthjustice and a member of the board of trustees of Cedars Sinai Medical Center.

•   Served as a member of the advisory board of the Latinos and Society Program at The Aspen Institute from September 2013 to October 2018.

KEY QUALIFICATIONS:

Ms. Pineda was selected as a member of our Board of Directors to bring her expertise in government relations and regulatory oversight, corporate governance and human resources matters. Her long tenure on our Board of Directors also provides valuable historical perspective.

ELLIOTT RODGERS

Chief Information Officer, Ulta Beauty Age: 45 Director since: 2020 Committees: Audit Committee Finance Committee

CAREER HIGHLIGHTS:

•   Chief Information Officer of Ulta Beauty, a position he has held since September 2020.

•   Joined Ulta Beauty in 2013 and served in a number of senior positions where he led distribution, transportation, supplier operations, sales and operations planning, and supply chain strategy.

•   Led the transformation of Ulta Beauty’s supply chain in support of its strategic imperatives.

•   Held operational leadership roles spanning retail, financial services, and logistics at Target, Citibank and the United States Army.

•   Served in various assignments as an Army Officer, including leading logistics support operations for humanitarian service missions.

KEY QUALIFICATIONS:

Mr. Rodgers was selected to join our Board of Directors due to his broad professional experience and his extensive operational, technology and retail leadership experience.

2021 PROXY STATEMENT	15

CORPORATE GOVERNANCE

DIRECTOR SKILLS AND QUALIFICATIONS

The table below summarizes the key qualifications, skills, and attributes that our Board has determined are most relevant to service on our Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our directors’ biographies describe each director’s background and relevant experience in more detail.

	ALSTEAD	BERAUD	BERGH	ECKERT	FLEISCHER	FRIEDMAN	GARTEN	McCORMICK	MING	NEAL	PINEDA	PRIME	RODGERS
Consumer Brand and Marketing Strategy Expertise
Corporate Citizenship / Sustainability Expertise
Governance Expertise
Financial Expertise
Global Expertise
Omnichannel Expertise
Digital/ Technology/ Data Science Expertise
Apparel Company Expertise
Supply Chain / Logistics Expertise
Human Resources Expertise

16

CORPORATE GOVERNANCE

DIRECTOR NOMINATION PROCESS

IDENTIFICATION AND CONSIDERATION OF NEW NOMINEES

The Nominating, Governance and Corporate Citizenship Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating, Governance and Corporate Citizenship Committee also will consider factors such as whether a director nominee possesses relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s shareholders. However, the Nominating, Governance and Corporate Citizenship Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of shareholders. In conducting this assessment, the Nominating, Governance and Corporate Citizenship Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of us and the Board, to maintain a balance of knowledge, experience and capability.

SHAREHOLDER NOMINATIONS

The Nominating, Governance and Corporate Citizenship Committee will consider director candidates recommended by shareholders. The Nominating, Governance and Corporate Citizenship Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder. Shareholders who wish to recommend individuals for consideration by the Nominating, Governance and Corporate Citizenship Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating, Governance and Corporate Citizenship Committee at 1155 Battery Street, San Francisco, CA 94111 in accordance with the procedures set forth in our bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

DIRECTOR INDEPENDENCE

As required by New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board of Directors consults with counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of independent, including those set forth in applicable NYSE listing standards, as in effect from time to time. In addition, the charters of the committees of our Board of Directors prohibit members from having any relationship that would interfere with the exercise of their independence from management and our company. The fact that a director may own our capital stock is not, by itself, considered an interference with independence under these charters.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and our company, senior management and our independent auditors, our Board of Directors has affirmatively determined that all of our directors are independent, with the exception of Mr. Bergh, who serves as our President and CEO.

FAMILY RELATIONSHIPS

Each of Mr. Friedman and Mr. Prime, either directly or by marriage, is a descendant of the family of our founder, Levi Strauss.

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CORPORATE GOVERNANCE

COMMITTEE MEMBERSHIP AND STRUCTURE

Our Board of Directors has established four standing committees: an Audit Committee, a Finance Committee, a Compensation Committee, and a Nominating, Governance and Corporate Citizenship Committee, each of which has the composition and responsibilities described below. From time to time, our Board of Directors may establish other committees to facilitate the management of our business. Below is a description of each committee of our Board of Directors.

AUDIT COMMITTEE
MEETINGS IN FISCAL YEAR 2020: 8 MEMBERS: TROY ALSTEAD CHAIR Yael Garten Christopher J. McCormick Jenny Ming Joshua E. Prime Elliott Rodgers

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of the integrity of our financial statements, financial reporting processes, internal controls systems and compliance with legal requirements.

•   Meets with our management regularly to discuss our critical accounting policies, internal controls and financial reporting process and our financial reports to the public.

•   Meets with our independent registered public accounting firm and with our financial personnel and internal auditors regarding these matters.

•   Examines the independence and performance of our internal auditors and our independent registered public accounting firm.

•   Has sole and direct authority to engage, appoint, evaluate and replace our independent auditor. Both our independent registered public accounting firm and our internal auditors regularly meet privately with, and have unrestricted access to, the Audit Committee.

Our Board of Directors has determined that each member of the Audit Committee satisfies the independence requirements for Audit Committee members under the listing standards of the NYSE and Rule 10A-3 of the Exchange Act and meets the financial literacy requirements under the rules and regulations of the NYSE and the U.S. Securities and Exchange Commission (“SEC”). Mr. Alstead has been determined to be an “audit committee financial expert” as defined by SEC rules.

The Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors.levistrauss.com.

FINANCE COMMITTEE
MEETINGS IN FISCAL 2020: 6 MEMBERS: JILL BERAUD CHAIR Spencer C. Fleischer Patricia Salas Pineda Joshua E. Prime Elliott Rodgers

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of our financial condition and management, financing strategies and execution and relationships with shareholders, creditors and other members of the financial community.

•   Reviews and makes recommendations to the Board regarding dividends, share repurchases and other sources of shareholder liquidity.

•   Evaluates potential acquisition or investment opportunities.

•   Reviews capital returns from various aspects of operations.

The Finance Committee operates under a written charter, which is available under the “Governance” tab of our website at investors.levistrauss.com.

18

CORPORATE GOVERNANCE

COMPENSATION COMMITTEE
MEETINGS IN FISCAL YEAR 2020: 4 MEMBERS: SPENCER C. FLEISCHER CHAIR Troy Alstead Jill Beraud Robert A. Eckert David A. Friedman

PRIMARY RESPONSIBILITIES:

•   Provides assistance to our Board of Directors in its oversight of our compensation, benefits and human resources programs and of senior management performance, composition and compensation.

•   Reviews our compensation objectives and performance against those objectives, reviews market conditions and practices and our strategy and processes for making compensation decisions and approves (or, in the case of our CEO, recommends to our Board of Directors) the annual and long-term compensation for our executive officers, including our long-term incentive compensation plans.

•   Reviews our succession planning, diversity and benefit plans.

•   Each year, the Compensation Committee reviews with management our Compensation Discussion and Analysis and considers whether to recommend that it be included in our SEC filings.

Our Board of Directors has determined that each member of the Compensation Committee is a non-employee member of our Board of Directors as defined in Rule 16b-3 under the Exchange Act and an outside director as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The composition of the Compensation Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. Under this charter, the Compensation Committee may, in its discretion, delegate its duties to a subcommittee. This charter is available under the “Governance” tab of our website at investors. levistrauss.com.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2020 are described in greater detail under “Compensation Discussion and Analysis.”

NOMINATING, GOVERNANCE AND CORPORATE CITIZENSHIP COMMITTEE
MEETINGS IN 2020: 5 MEMBERS: ROBERT A. ECKERT CHAIR David A. Friedman Yael Garten Christopher J. McCormick Jenny Ming Patricia Salas Pineda

PRIMARY RESPONSIBILITIES:

•   Responsible for identifying qualified candidates for, and making recommendations regarding the size and composition of, our Board of Directors, in light of, among other factors, directors’ skills, experience, independence and availability of service.

•   Responsible for overseeing our corporate governance matters, reporting and making recommendations to our Board of Directors concerning corporate governance matters, reviewing the performance of the Chair of our Board of Directors and our CEO and determining director compensation.

•   Assists our Board of Directors with oversight and review of corporate citizenship and sustainability matters which may have a significant impact on us.

The composition of the Nominating, Governance and Corporate Citizenship Committee meets the requirements for independence under the current listing standards of the NYSE and current SEC rules and regulations.

The Nominating, Governance and Corporate Citizenship Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. This charter is available under the “Governance” tab of our website at investors. levistrauss.com.

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CORPORATE GOVERNANCE

MEETINGS OF OUR BOARD

Our Board of Directors met ten times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

In accordance with our corporate governance guidelines and applicable NYSE listing standards, executive sessions of non-management directors are scheduled for every meeting of our Board of Directors and at such other times as our non-management directors see fit. All executive sessions of non-management directors are presided over by the Chair of our Board of Directors. In the absence of the Chair of our Board of Directors, the participating non-management directors will select a director to preside over an executive session. If our non-management directors include directors who are not independent, then at least once per year, our independent directors will meet in an executive session.

BOARD RESPONSIBILITIES

BOARD’S ROLE IN RISK MANAGEMENT

Management is responsible for the day-to-day management of the risks facing our company, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

CORPORATE GOVERNANCE

WORLDWIDE CODE OF BUSINESS CONDUCT

We have adopted a Worldwide Code of Business Conduct, applicable to all of our directors and employees (including our CEO, chief financial officer, controller and other senior financial employees). The Worldwide Code of Business Conduct covers a number of topics, including: accounting practices and financial communications; conflicts of interest; confidentiality; corporate opportunities; insider trading; and compliance with laws. The Worldwide Code of Business Conduct is available under the “Governance” tab of our website at investors.levistrauss.com. If we grant a waiver of the Worldwide Code of Business Conduct to one of our officers, we will disclose this waiver on our website.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Over the years, our Board of Directors and management have had a rich dialogue with shareholders about important issues, and we have in place an effective process that has ensured that various shareholder inputs are heard by our Board of Directors and management.

Our Board of Directors has adopted a formal process by which shareholders may communicate with our Board of Directors or any of its members. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to Levi Strauss & Co., Attn: Corporate Secretary, 1155 Battery Street, San Francisco, CA 94111. All communications will be compiled by the Corporate Secretary and submitted to our Board of Directors or the individual directors on a periodic basis.

Any interested person may communicate directly with our non-management or independent directors as a group. Persons interested in communicating directly with our non-management or independent directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent or non-management directors generally, in care of Levi Strauss & Co. at 1155 Battery Street, San Francisco, CA 94111. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the relevant committee chair.

RELATED PARTY TRANSACTION POLICY

We have a written policy concerning the review and approval of related party transactions. Potential related party transactions are identified through an internal review process that includes a review of director and officer questionnaires and a review of any payments made in connection with transactions in which related persons may have had a direct or indirect material interest. Any business transactions or commercial relationships between us and any of our directors or shareholders, or any of their immediate family members, are reviewed by the Nominating, Governance and Corporate Citizenship Committee and must be approved by at least a majority of the disinterested members of our Board of Directors. Business transactions or commercial relationships between us and our named executive officers who are not directors, or any of their immediate family members, requires approval of our CEO with reporting to the Audit Committee.

RELATED PARTY TRANSACTIONS

The following is a summary of transactions since November 24, 2019 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of Class A and Class B common stock on a combined basis at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

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CORPORATE GOVERNANCE

REGISTRATION RIGHTS AGREEMENT

In connection with our initial public offering, we entered into a registration rights agreement with certain holders of our capital stock, including Mr. Friedman, Mr. Prime, Mimi L. Haas, Mr. Peter E. Haas, Jr., Margaret E. Haas, Robert D. Haas, the Peter E. Haas Jr. Family Fund, Daniel S. Haas and Jennifer C. Haas. Pursuant to the registration rights agreement, holders of more than 90% of our Class B common stock have certain contractual rights with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of Class A common stock issuable upon conversion of their Class B common stock (“registrable securities”).

•	Piggyback Registration Rights. If we register any of our securities for public sale, the holders of any then-outstanding registrable securities will be entitled to notice of, and will have the right to include their registrable securities in, such registration. These piggyback registration rights will be subject to specified conditions and limitations, including the right of the underwriters of any underwritten offering to limit the number of registrable securities to be included in such offering (but in no case below 50% of the total number of securities included in such offering).
•	Registration on Form S-3. If we are eligible to file a registration statement on Form S-3, the holders of any then-outstanding registrable securities will have the right to demand that we file registration statements on Form S-3. This right to have registrable securities registered on Form S-3 will be subject to specified conditions and limitations.
•	Expenses of Registration. Subject to specified conditions and limitations, we will pay all expenses relating to any registration made pursuant to the registration rights agreement, other than underwriting discounts and commissions.
•	Termination of Registration Rights. The registration rights of any particular holder of registrable securities will not be available when such holder is able to sell all of his, her or its registrable securities during a 90-day period pursuant to Rule 144 or other similar exemption from registration under the Securities Act.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, as well as our certificate of incorporation and bylaws, require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

OTHER RELATIONSHIPS

Mr. Bergh, our President and CEO and Mr. Marc Rosen, our Executive Vice President and President of Levi Strauss Americas, are members of the Board of Directors of the Levi Strauss Foundation, which is not one of our consolidated entities. Mr. Seth R. Jaffe, our Executive Vice President and General Counsel, is Vice President and member of the Board of Directors of the Levi Strauss Foundation. We donated $9.9 million to the Levi Strauss Foundation in fiscal year 2020.

NON-EMPLOYEE DIRECTOR COMPENSATION DURING FISCAL YEAR 2020

We provide compensation to our non-employee directors for the time and effort necessary to serve as a member of our Board of Directors. In addition, our non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of our Board of Directors or committees thereof.

Compensation for members of our Board of Directors is reviewed by the Nominating, Governance and Corporate Citizenship Committee and approved by our Board of Directors. The Nominating, Governance and Corporate Citizenship Committee consults regularly with its compensation consultant, Exequity, which informs it of market trends and conditions, comments on market data relative to the non-employee directors’ current compensation, and provides perspective on other companies’ non-employee director compensation practices. In fiscal year 2020, director compensation consisted of an annual retainer paid in cash and equity compensation in the form of RSUs. Chairs of the committees of our Board of Directors also received an additional cash retainer, as described below.

ANNUAL CASH RETAINER

In fiscal year 2020, each non-employee director received compensation consisting of an annual cash retainer fee and was eligible to participate in the provisions of our Deferred Compensation Plan that apply to directors. In fiscal year 2020, Mr. Neal participated in our Deferred Compensation Plan.

The annual retainer for our non-employee directors is at the rate of $100,000 per fiscal year; however, in view of the COVID-19 pandemic and in connection with other cost-reduction measures implemented by the Company, our Board of Directors eliminated its cash retainer compensation for the second quarter and one third of the third quarter of fiscal year 2020.

CORPORATE GOVERNANCE

EQUITY COMPENSATION

In fiscal year 2020, each non-employee director also received an annual equity award in the form of restricted stock units (“RSUs”) which are granted under our 2019 Equity Incentive Plan (the “2019 EIP”). The annual equity award value in the form of RSUs granted under our 2019 EIP was $155,000. Our non-employee directors have target stock ownership guidelines of $300,000 of equity ownership within five years of joining the Board of Directors.

The RSUs vest in three equal installments after 13, 24 and 36 months following the grant date. If the director’s service terminates for reason other than cause after the first, but prior to full, vesting period, then any unvested portion of the award will fully vest as of the date of such termination. In addition, each director’s initial RSU grant includes a deferral delivery feature, under which the director will not receive the vested awards until six months following the cessation of service on our Board of Directors.

Under the terms of our 2016 Equity Incentive Plan (the “2016 EIP”) and 2019 EIP, recipients of RSUs receive additional grants as a dividend equivalent when our Board of Directors declares a dividend to all shareholders. Dividend equivalents are subject to all the terms and conditions of the underlying RSU Award Agreement to which they relate.

COMPENSATION OF COMMITTEE CHAIRS AND BOARD CHAIR

In addition to the compensation described above, chairs of the committees of our Board of Directors receive an additional retainer fee in the amount of $20,000 for each of the Audit Committee and the Compensation Committee and $15,000 for each of the Finance Committee and the Nominating, Governance and Corporate Citizenship Committee; however, in view of the COVID-19 pandemic and in connection with other cost-reduction measures implemented by the Company, our chairs of the committees of our Board of Directors eliminated their cash retainer compensation for the second quarter and one third of the third quarter of fiscal year 2020.

For fiscal year 2020, Mr. Neal was the Chair of our Board of Directors. The Chair of our Board of Directors is entitled to receive an additional annual retainer in the amount of $200,000, 50% of which is paid in cash and 50% of which is paid in the form of RSUs. The Chair of our Board of Directors may also receive the additional retainers earned by chairs of the committees of our Board of Directors, if applicable.

In determining the Chair’s compensation, our Board of Directors reviewed compensation data and market trends as advised by its compensation consultant, Exequity. The Board of Directors also took into account the Chair’s additional role and responsibilities in interacting with our family shareholders over time.

BOARD COMPENSATION TABLE

The following table sets forth information regarding the compensation earned for service on our Board of Directors during fiscal year 2020 by our directors who were not also our named executive officers. Mr. Bergh, our President and CEO, did not receive any additional compensation for his service on our Board of Directors during fiscal year 2020. His compensation as a named executive officer is set forth under “Summary Compensation Table.”

	FEES EARNED OR	STOCK	ALL OTHER
NAME	PAID IN CASH	AWARDS(1)	COMPENSATION(2)	TOTAL
Stephen C. Neal(3)	$ 143,383	$ 254,988	$ 14,732	$ 413,103
Troy Alstead	80,000	154,990	9,873	244,863
Jill Beraud	66,667	154,990	5,333	226,990
Robert A. Eckert(4)	80,000	154,990	25,702	260,692
Spencer Fleischer(5)	76,667	154,990	20,757	252,414
David A. Friedman	66,667	154,990	2,520	224,177
Yael Garten(6)	58,334	220,079	513	278,926
Christopher J. McCormick	66,667	154,990	4,820	226,477
Jenny Ming	66,667	154,990	13,758	235,415
Patricia Salas Pineda(7)	66,667	154,990	16,470	238,127
Joshua E. Prime	66,667	154,990	1,104	222,761
Elliott Rodgers(8)	—	—	—	—

(1)	These amounts reflect the aggregate grant date fair value of RSUs granted under the 2019 EIP in fiscal year 2020 computed in accordance with FASB ASC 718. See the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2020 for the relevant assumptions used to determine these awards. The following table shows as of November 29, 2020, the aggregate number of outstanding RSUs held by each person who was a director in fiscal year 2020, which number includes any RSUs that were vested but deferred and RSUs that were not vested as of such date:

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CORPORATE GOVERNANCE

AGGREGATE
NAME	OUTSTANDING RSUs
Stephen C. Neal	54,460
Troy Alstead	62,379
Jill Beraud	33,790
Robert A. Eckert	78,795
Spencer Fleischer	45,266
David A. Friedman	26,026
Yael Garten	15,786
Christopher J. McCormick	36,851
Jenny Ming	74,680
Patricia Salas Pineda	69,383
Joshua E. Prime	19,536
Elliott Rodgers	—

(2)	This column includes the aggregate grant date fair value of dividend equivalents provided to each director in fiscal year 2020 in the following amounts:

FAIR VALUE OF DIVIDEND
EQUIVALENT RSUs
NAME	GRANTED
Stephen C. Neal	$ 14,732
Troy Alstead	9,873
Jill Beraud	5,333
Robert A. Eckert	18,202
Spencer Fleischer	13,257
David A. Friedman	2,520
Yael Garten	513
Christopher J. McCormick	4,820
Jenny Ming	13,758
Patricia Salas Pineda	8,970
Joshua E. Prime	1,104
Elliott Rodgers	—

(3)	For fiscal year 2020, Mr. Neal was the Chair of our Board of Directors. Mr. Neal elected to defer 100% of his director’s fees under the Deferred Compensation Plan.
(4)	Mr. Eckert’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(5)	Mr. Fleischer’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(6)	Dr. Garten’s amount in the “Stock Awards” column includes the value of the initial RSU grant she received upon joining our Board, consistent with our standard Board compensation program.
(7)	Ms. Pineda’s amount in the “All Other Compensation” column includes charitable matches of $7,500.
(8)	Mr. Rodgers joined the Board of Directors on December 8, 2020.

EXECUTIVE OFFICERS

The following is a brief biography of each of our executive officers except for Mr. Bergh, whose biography is set forth under “Continuing Board of Directors” above.

NAME	AGE	POSITION
Charles (Chip) V. Bergh	63	President, Chief Executive Officer and Director
Seth M. Ellison	62	Executive Vice President and Chief Commercial Officer
Seth R. Jaffe	64	Executive Vice President and General Counsel
Elizabeth O’Neill	49	Executive Vice President and Chief Operations Officer
Marc Rosen	52	Executive Vice President and President, Levi Strauss Americas
Jennifer Sey	52	Executive Vice President and President, Brands
Harmit Singh	57	Executive Vice President and Chief Financial Officer

Seth M. Ellison currently serves as our Executive Vice President and Chief Commercial Officer. Mr. Ellison is responsible for the company's global commercial strategy and operations across all channels and markets around the world. In addition to this role, he remains president of Levi Strauss Europe and is a member of the company's executive leadership team, which sets the company's global direction. Mr. Ellison joined the company in September 2012 to serve as president of the Dockers® brand. He has a passion for growing brands and a track record of success in large and small companies. He has more than 30 years of apparel experience – including president of the swimwear group at Perry Ellis, vice president general manager of EMEA Apparel and president of Hurley International at Nike Inc. Most recently, Seth was the chief commercial officer at Alternative Apparel where he successfully evolved a T-shirt blank supplier into a global wholesale brand sold in key U.S. accounts, including Bloomingdales, Nordstrom, Macy's, Dillard's, Urban Outfitters and in 120 countries.

Seth R. Jaffe
Executive Vice President and General Counsel

Seth R. Jaffe currently serves as our Executive Vice President and General Counsel. Mr. Jaffe leads the global legal department in its support of businesses operating in over 110 countries. He is responsible for all aspects of legal, ethics and compliance, global security and resilience, and governance matters, in addition to acting as counselor to the board of directors and executive leadership. He is a member of the company's executive leadership team. Mr. Jaffe also oversees the Levi Strauss Foundation, whose mission is to bring pioneering social change. Prior to joining Levi Strauss & Co. in 2011, Mr. Jaffe served as Senior Vice President and General Counsel of specialty retailer Williams-Sonoma, Inc. Before that, he was Chief Administrative Officer and General Counsel of CareThere Inc., leading a broad range of business and legal areas for a healthcare technology company backed by Johnson & Johnson.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

2021 PROXY STATEMENT    27

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation program, the compensation decisions we have made under our program for fiscal year 2020, and the reasoning underlying those decisions. It focuses on the compensation of our named executive officers (“NEOs”), who in fiscal year 2020 were:

•	Charles (Chip) V. Bergh, President and Chief Executive Officer (“CEO”)
•	Harmit Singh, Executive Vice President and Chief Financial Officer (“CFO”)
•	Seth Ellison, Executive Vice President and President, Europe
•	David Love, Executive Vice President and President, Asia, Middle East and Africa
•	Elizabeth O’Neill, Executive Vice President and President, Product, Innovation and Supply Chain

Effective at the end of November 2020, Mr. Ellison assumed the role of Executive Vice President and Chief Commercial Officer and Ms. O’Neill assumed the role of Executive Vice President and Chief Operations Officer. Mr. Love retired in January 2021.

EXECUTIVE SUMMARY

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation policies and programs are designed to drive shareholder value creation by motivating, retaining and attracting exceptional talent in pursuit of the company’s strategic goals. The continued strength of our company and our brands depends on the knowledge, capabilities, innovation, execution, and integrity of our leaders.

Our compensation programs help create a high-performance, outcome-driven and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe that our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing both short-term and longer-term results, and as such do not incentivize behavior that would have a material adverse effect on the company.

The Compensation Committee of our Board of Directors (the “Compensation Committee”) is responsible for overseeing our executive compensation practices. Each year, the Compensation Committee conducts a review of our compensation and benefits programs to assess whether the programs are aligned with our business strategies, the competitive practices of our peer companies and our shareholders’ interests.

Our executive compensation philosophy, which applies to all members of our executive leadership team, has three key objectives:

Attract, motivate, and retain high performing talent in an extremely competitive marketplace	Deliver competitive compensation for achievement of annual and long-term results	Align the interests of our executives with those of our shareholders, with a majority of executive compensation “at risk”

Our ability to achieve our strategic business plans and compete effectively in the marketplace is highly dependent on the quality, diversity, focus and engagement of our leaders and employees.	A high proportion of our executive compensation is based on the achievement of annual and long-term performance.	Our incentive programs are designed to reward executives for enhancing shareholder value, both outright and in comparison to peer companies. These programs align certain elements of compensation with the achievement of corporate growth objectives (including defined financial targets and increases in shareholder value) as well as individual business unit, functional, and impact.

The following section describes how our executive compensation programs are structured to achieve those objectives.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

MIX OF COMPENSATION

We structure our compensation so that approximately 90% of our CEO’s compensation and approximately 70% of our other NEOs’ total compensation is linked to company performance, including net revenues, earnings, share price and total shareholder return, and other key financial results. For fiscal year 2020, our NEOs’ total compensation consisted of the following:

KEY ELEMENTS OF COMPENSATION

Below we have provided a brief description of the key executive compensation elements used in our programs. A more comprehensive explanation, including detail for each element of our NEOs’ fiscal year 2020 total compensation, is provided in “2020 Executive Compensation Structure and Decisions” below.

COMPONENT	DESCRIPTION
Base Salary	Base Salary comprises the smallest component of our executive compensation.
Annual Incentive Program (“AIP”)	AIP is tied to fiscal year company achievement of our financial and strategic objectives.
75% of AIP payout is based on company (or for certain executives, a mix of company and business unit) financial performance – primarily earnings and net revenue.
25% of AIP payout is based on Individual objectives that may be either financial or non-financial and support our overall business strategy, culture, or competitive differentiation.
Long-term Incentives (“LTI”)	LTI comprise the majority of our executive compensation. Our LTI mix is heavily weighted toward performance-based vehicles.
25% of LTI is delivered in Stock Appreciation Rights (“SARs”) that only obtain value to the extent that the share price increases above the price at which they were granted.
50% of LTI is delivered in Performance-Vested Restricted Stock Units (“PRSUs”) that only vest if the company meets certain performance criteria. These can include strategic financial metrics tied to our long-term business plan as well as relative total shareholder return performance compared to our retail peer group.
25% of LTI is delivered in Restricted Stock Units (“RSUs”) for which the value received by the executive is based on our stock price at the time they vest and beyond.

EXECUTIVE COMPENSATION

COMPETITIVE BENCHMARKING

The Compensation Committee establishes the elements of compensation for our executives after an extensive review of compensation market data from the peer group described below. The Compensation Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

A consistent approach is used across the executive leadership team when establishing each compensation element. However, the Compensation Committee (and the Board with respect to the CEO) maintains flexibility to exercise its independent judgment in how it applies the standard approach to each executive, taking into account unique considerations existing at an executive’s time of hire, promotion or annual performance review, and the current and future estimated value of previously granted long-term incentive awards, both performance and time-vested.

COMPETITIVE PEER GROUP

In determining the design and the amount of each element of compensation, the Compensation Committee, with the assistance of its compensation consultant, conducts a thorough annual review of competitive market information. The Compensation Committee reviews data from major published surveys and proxy information of peer companies in the consumer products, apparel and retail industry segments.

The peer group consists of companies with median revenue and other industry related characteristics (such as apparel, retail and select consumer products companies with premium branded products) that are comparable to us and that we compete with for executive talent. As part of this review in fiscal year 2020, the Compensation Committee decided to remove Ascena Retail Group and J. C. Penney Company from its peer group due to changes in their financial situations. The peer group used in establishing our executives’ fiscal year 2020 compensation packages is presented below.

COMPANY NAME
Abercrombie & Fitch Co.*	Dillard’s, Inc.	L Brands, Inc.*	Ralph Lauren Corporation*
American Eagle Outfitters, Inc.*	Foot Locker, Inc.	Lululemon Athletica, Inc.*	Tapestry, Inc.*
Burberry Group Plc	G-III Apparel Group, Inc.*	Mattel, Inc.	Under Armour, Inc.*
Carter’s, Inc.*	The Gap, Inc.*	NIKE, Inc.*	VF Corporation*
The Clorox Company	Guess? Inc.*	Nordstrom, Inc.	Williams-Sonoma, Inc.
Columbia Sportswear Company*	Hanesbrands Inc.*	PVH Corp.*	Wolverine World Wide, Inc.*

In addition to the companies noted with an asterisk (*) in the table above, the following companies are part of an expanded peer group for purposes of measuring total shareholder return for the performance-based restricted stock units granted in fiscal year 2020 that are further described in the “Performance-based RSUs” below. The Compensation Committee determined that these companies are most appropriate for determining relative total shareholder return because they represent an array of competitors with global operations.

COMPANY NAME
Adidas AG	Esprit Holdings Limited	Hennes & Mauritz	Pac Sun
Aeropostale, Inc.	Express Inc.	Hugo Boss AG	Quiksilver Inc.
The Buckle, Inc.	Fast Retailing	Inditex	RTW Retailwinds
Capri Holdings	Fossil Group Inc.	Oxford Industries Inc.	Urban Outfitters Inc.

ESTABLISHING COMPENSATION LEVELS

ESTABLISHING COMPENSATION FOR EXECUTIVES OTHER THAN THE CEO

While the Compensation Committee uses peer group market data percentiles as reference points in setting executive compensation, the Compensation Committee does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers. Instead, the Compensation Committee uses a number of factors in determining compensation for our executives in a manner that it believes best helps us further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return. The factors considered in establishing compensation for our executives include, among others, our financial performance, the individual’s performance in the prior year, the scope of each individual’s responsibilities, internal and external pay equity, the guidelines used for setting annual cash, long-term and total compensation for the executives, succession planning strategies, and data regarding pay practices and trends.

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EXECUTIVE COMPENSATION

The CEO conducts an annual performance review of each executive and makes recommendations to the Compensation Committee about the structure of the executive compensation program. The Compensation Committee carefully considers the CEO’s recommendations. The Compensation Committee also consults with its compensation consultant, Exequity, an independent board advisory firm, which informs the Compensation Committee of market trends and conditions, comments on market data relative to each executive’s current compensation, and provides perspective on other company executive compensation practices.

ESTABLISHING THE CEO COMPENSATION PACKAGE

Annually, the Board’s Nominating, Governance and Corporate Citizenship Committee assesses the CEO’s performance and submits its performance assessment to the Compensation Committee. The Compensation Committee then reviews the performance assessment and peer group compensation data. The Compensation Committee also consults with its compensation consultant, Exequity, which informs the Compensation Committee, comments on market data relative to the CEO’s current compensation and provides perspective on other companies’ CEO compensation practices. Based on all of these inputs, the company’s performance, and the guidelines used for setting annual cash, long-term and total compensation for the other executives, the Compensation Committee prepares a recommendation to the full Board on all aspects of the CEO’s compensation. The full Board then considers the Compensation Committee’s recommendation and approves the final compensation package for the CEO. The CEO is not present during discussions regarding his compensation package, and does not vote on matters relating to his compensation package.

COMPENSATION BEST PRACTICES

2020 SAY ON PAY RESULTS – OVERWHELMING SUPPORT

At the 2020 Annual Meeting, over 99% of the votes cast were in favor of the advisory proposal.	We held a shareholder advisory vote on executive compensation in 2020, commonly referred to as a “say-on-pay vote,” which resulted in shareholder approval by over 99% of the votes cast on the advisory proposal. We take the views of our shareholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our shareholders.

Additionally, in 2019 our shareholders indicated their approval of the Board of Directors’ recommendation that we solicit a say-on-pay vote on an annual basis. Our Board of Directors has adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this annual meeting. A “say-on-frequency” vote is required every six years, and as such, our next say-on-frequency vote will be in 2025.

EXECUTIVE COMPENSATION

2020 EXECUTIVE COMPENSATION STRUCTURE AND DECISIONS

PERFORMANCE-BASED COMPENSATION GOALS VS. ACHIEVEMENT

(dollars in millions)

Adjusted EBIT, Inventory Turns and Net Revenues amounts are calculated using the foreign exchange rates used in our annual 2020 financial plan at the time the Compensation Committee set the targets.

COVID-RELATED COMPENSATION DECISIONS

The COVID-19 pandemic negatively impacted our financial performance significantly due to global store closures, both Levi’s stores and those operated by wholesale customers. In response, the Compensation Committee took a number of steps to align the compensation of executives to the changed external landscape while also adjusting certain aspects of our pay programs to ensure that the incentives would continue to achieve meaningful long-term value creation. As an initial step, management and the Board of Directors took actions to reduce costs and ensure a strong cash reserve, given the possibility of an extended period with significantly lower revenues, as well as the overall uncertainty regarding the severity and duration of the pandemic. The Compensation Committee then shifted its focus to retaining executives and motivating them to achieve long-term value for the company and its shareholders. Some adjustments to the compensation components were made, but the overall structure and design of the compensation plan remained intact. The actions taken included:

•	Reduction in base salary: Reduced CEO salary by 50% and other executive salaries by 25% for four months as part of cost reductions and cash saving measures.
•	Did not change FY20 AIP metrics: Did not modify the financial goals or metrics for the fiscal year 2020 AIP. This resulted in the financial components of the AIP, representing 75% of the target, paying out at zero. Individual recognition was made across the company for the unprecedented work done by all employees, especially in light of the extraordinary teamwork accomplished to respond to the sudden and unique challenges of the pandemic.
•	Did not modify outstanding FY18 PRSU metrics. Did not modify the goals or metrics for the PRSUs granted in fiscal year 2018. This resulted in the financial matrix component of the PRSUs, representing 50% of the target, paying out at zero.
•	Modified outstanding FY19 and FY20 PRSU metrics. Modified the metrics used for the outstanding fiscal year 2019 and 2020 PRSUs due to the impact of 2020 performance on the overall three-year value of the awards, including the resulting diminishment in retention value. The Compensation Committee recognized the need to make adjustments to the outstanding awards to re-align them with the new business landscape while remaining consistent with our compensation philosophy and objectives. For more information, see “COVID-19 Impact on Outstanding PRSUs” below.

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EXECUTIVE COMPENSATION

ELEMENTS OF COMPENSATION

The primary elements of compensation for our executives including our NEOs are:

•	Base Salary;
•	Awards under our Annual Incentive Plan (“AIP”); and
•	Long-Term Incentive (“LTI”) Awards.

BASE SALARY

In its review of the base salary for each executive, the Compensation Committee primarily focuses on market data for individuals in similar roles with comparable experience to ensure that the fixed component of compensation is competitive in the marketplace, but the Compensation Committee does not benchmark to a specific percentile within that data. The Compensation Committee also takes into account the relative compensation within the executive group when setting base salaries. For fiscal year 2020, the Compensation Committee approved an increase for the executive team that is approximately the average 3% salary increase budgeted for all U.S. employees.

The table below summarizes base salaries during fiscal years 2020 and 2019 for our named executive officers.

NAME	BASE SALARY AS OF NOVEMBER 29, 2020	BASE SALARY AS OF NOVEMBER 24, 2019
Charles (Chip) V. Bergh	$1,480,000	$1,435,000
Harmit Singh	890,000	850,000
Seth Ellison	840,000	800,000
David Love	760,000	742,000
Elizabeth O’Neill[1]	725,000

[1]	Ms. O’Neill was not a named executive officer in fiscal year 2019.

COVID-19 IMPACT ON BASE SALARIES

Due to the uncertainty of the size and impact of COVID-19 on our business, the Compensation Committee took immediate steps to reduce costs and ensure a solid cash reserve. Effective in May 2020, the Compensation Committee approved a temporary reduction of the annual base salaries for the CEO of 50% and for the other named executive officers of 25% as well as salary reductions among the leadership of the company. Not until after a stronger understanding of the financial impact of the pandemic, an assessment of the position of the company and the start of re-openings of various segments of the business were the salaries restored, in September 2020.

ANNUAL INCENTIVE PLAN

Our AIP provides our executives and other eligible employees an opportunity to share in any success that they help create by aligning annual incentive compensation with annual performance. The AIP encourages the achievement of our internal annual business goals and rewards attainment of those goals based on company, operating segment and individual performance as measured against those annual objectives. The alignment of the AIP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives. Actual AIP bonus payments were based on the following two components: Financial Performance and Individual Performance.

EXECUTIVE COMPENSATION

COMPONENTS	AIP OPPORTUNITY
FINANCIAL PERFORMANCE	For Bergh, Singh and O’Neill 75% based on the financial performance of the company as a whole
For Ellison and Love 25% based on the financial performance of the company as a whole 50% based on the financial performance of their respective operating segment
INDIVIDUAL PERFORMANCE	For all NEOs 25% based on individual objectives
PERFORMANCE MEASURES
COMPANY FINANCIAL PERFORMANCE

OPERATING SEGMENT FINANCIAL PERFORMANCE

The table below describes the target AIP participation rate and potential AIP payout range for each named executive officer.

NAME	2020 TARGET AIP PARTICIPATION RATE AS A PERCENTAGE OF BASE SALARY	POTENTIAL AIP PAYOUT RANGE AS A PERCENTAGE OF BASE SALARY
Charles (Chip) V. Bergh	175%	0-350%
Harmit Singh	100%	0-200%
Seth Ellison	80%	0-160%
David Love	80%	0-160%
Elizabeth O’Neill	80%	0-160%

AIP FINANCIAL PERFORMANCE MEASURES

Our priorities for fiscal year 2020 were to drive business growth and create shareholder value. Our 2020 AIP funding goals were aligned with these key priorities through the use of three performance measures:

•	Adjusted EBIT, a non-GAAP financial measure, is defined as net income (loss) excluding income tax (benefit) expense, interest expense, other (income) expense, net, underwriter commission paid on behalf of selling stockholders, impact of changes in fair value on cash-settled stock-based compensation, COVID-19 related inventory costs and other charges, and restructuring and related charges, severance and other;
•	Net Revenues, is defined as gross product sales, net of allowance for estimated returns, discounts and retailer promotions and other similar incentives, plus licensing revenue;
•	Inventory Turns, an operating measure defined as the trailing 12 month cost of goods sold divided by the 13 month average inventory.

We used these measures because we believe they are key drivers in increasing shareholder value and because every AIP participant can impact them in some way. Adjusted EBIT is used as an indicator of our earnings performance. Net Revenues are used as an indicator of our growth. Inventory Turns measures how quickly we can convert inventory to sales on a timely basis. These measures may change from time to time based on business priorities. The Compensation Committee approves the minimum, target and maximum goals for each measure each year. The reward for meeting the AIP goals is set by the Compensation Committee. If target goal levels are not met but financial performance reaches minimum thresholds, participants may receive partial payouts to recognize their efforts that contributed to company and/or business unit performance.

The table below shows the fiscal year 2020 total company performance goals at target for each of our three performance measures and the actual fiscal year 2020 payout percentage. Adjusted EBIT, Net Revenues and Inventory Turns goals for each operating segment were set using the same methodology as the company goals. Due to the impact of the COVID-19 pandemic, both the total company and the applicable operating segment goals did not meet the minimum thresholds.

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EXECUTIVE COMPENSATION

Dollars in millions	ADJUSTED EBIT GOAL	INVENTORY TURNS	NET REVENUES GOAL	ACTUAL PERCENTAGE ACHIEVED AFTER ADJUSTMENTS*
Total Company	$669	3.10	$6,195	0%

*	The actual percentage achieved results are weighted 50% for Adjusted EBIT, 15% for Inventory Turns and 35% for Net Revenues, respectively. Actual results also exclude the impact of foreign currency exchange rate fluctuations on our business results. See “Actual AIP awards” below for details of the calculation.

At the close of the fiscal year, the Compensation Committee reviews and approves the final AIP payout results based on the level of attainment of the designated financial measures at the operating segment and total company levels. The Compensation Committee’s review includes an analysis of the fundamentals of the underlying business performance and adjustments for items that are not indicative of ongoing results. Such adjustments may include external factors or internal business decisions that may have impacted financial results during the year. For example, Adjusted EBIT, Inventory Turns and Net Revenues are expressed using the foreign exchange rates used in our annual 2020 financial plan at the time the Compensation Committee set the targets, which exclude the effects of foreign currency because we believe that period-to-period changes in foreign rates can cause our reported results to appear more or less favorable than business fundamentals indicate.

AIP INDIVIDUAL PERFORMANCE MEASURES

Executives were also eligible to receive bonuses based on individual performance. For executives other than the CEO, individual performance and resulting individual performance payout percentage are based on the CEO’s assessment of the executive’s performance against his or her annual objectives and performance relative to his or her internal peers. The CEO’s individual performance is based on the Compensation Committee’s and the Nominating, Governance and Corporate Citizenship Committee’s assessment of Mr. Bergh’s performance against his annual objectives, and the Compensation Committee’s assessment of his leadership in fiscal year 2020. Based on all of these inputs, the Compensation Committee prepares a recommendation to the full Board on the CEO’s individual performance. The full Board then considers the Compensation Committee’s recommendation and approves the final individual performance payout percentage for the CEO. These objectives are not stated in quantitative terms, and a particular weighting is not assigned to any one of these individual goals. The objectives are not established in terms of how difficult or easy they are to attain; rather, they are used in assessing the overall quality of the individual’s achievement of each objective. For fiscal year 2020, these CEO objectives originally focused on four key strategies: (1) drive the profitable core; (2) expand for more; (3) strengthen position as a leading omni-channel retailer; and (4) enhance operational excellence. However, due to the COVID-19 pandemic, the Compensation Committee shifted the focus of the individual performance objectives to the team’s response to the crisis and the changing business landscape.

COVID-19 IMPACT ON FY20 AIP PAYOUT

During the first quarter of the year, we were tracking near target for the financial goals set out in the AIP. However, the impact of COVID-19, primarily during the second and third quarters, resulted in financial outcomes that did not meet the threshold for a payout for the company and operating segment portions of the AIP. The Compensation Committee discussed excluding the impact of COVID-19 from the financial results, but determined that the design of the AIP already allowed for payments for the individual portion of the AIP which was consistent with the design of the plan and the company’s philosophy of awarding compensation for achieving results. Therefore, no COVID-19 adjustment was made to the 2020 AIP.

EXECUTIVE COMPENSATION

2020 AIP PERFORMANCE VS. PLAN

Adjusted EBIT, Inventory Turns and Net Revenues amounts are calculated using the foreign exchange rates used in our annual 2020 financial plan at the time the Compensation Committee set the targets.

ACTUAL 2020 AIP AWARDS

For fiscal year 2020, the company’s financial performance applicable to each named executive officer’s AIP goals did not meet the threshold necessary for a payout for that component. Accordingly, AIP payouts reflect only the assessment of individual performance outcomes. The individual performance percentage assigned to each named executive officer below represents the assessment of the CEO, except for Mr. Bergh who was assessed by the NGCC. The individual performance percentages recognize the extraordinary team efforts, crisis leadership, and new initiatives undertaken due to the COVID-19 outbreak rather than highlighting specific individual achievements. In particular, the company was able to adjust its business to deliver solid financial results under the circumstances, while protecting its balance sheet and putting in place initiatives that it believes will allow it to emerge from the crisis as a stronger and more profitable company. The table below shows the inputs used for the calculation of the actual bonus for fiscal year 2020 for each eligible named executive officer.

NAME	BASE SALARY	AIP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY	ACTUAL PERCENTAGE ACHIEVED: BUSINESS UNIT	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL BONUS(1)
Charles (Chip) V. Bergh	$1,480,000	175%	0%	N/A	200%	$1,295,000
Harmit Singh	$890,000	100%	0%	N/A	200%	$445,000
Seth Ellison	$840,000	80%	0%	0%	200%	$336,000
David Love	$760,000	80%	0%	0%	200%	$304,000
Elizabeth O’Neill	$725,000	80%	0%	N/A	200%	$290,000

(1)	Except for Messrs. Bergh and Singh and Ms. O’Neill for whom Total Company performance is weighted 75%, Total Company performance is weighted 25% and Business Unit performance is weighted 50%. For all executives, Individual Performance is weighted 25%.

LONG-TERM INCENTIVES

The Compensation Committee believes a large part of an executive’s compensation should be linked to long-term shareholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our executives are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the peer group for similar jobs. Consistent with the other elements of compensation, the Compensation Committee does not target specific benchmark percentiles for long-term incentive awards for our executives and uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, shareholder dilution and accounting

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EXECUTIVE COMPENSATION

expense. Should we deliver against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2020 long-term equity grants, see the 2020 Grants of Plan-Based Awards table. Until the time of our initial public offering of Class A common stock in March 2019 (the “IPO”), stock-based awards were granted under our 2016 Equity Incentive Plan (“2016 EIP”). From and after the IPO, stock-based awards have been made under our 2019 Equity Incentive Plan (the “2019 EIP”). Both the 2016 EIP and the 2019 EIP enable the Compensation Committee to select from a variety of stock awards, including stock options, restricted stock, RSUs, and SARs.

LTI TARGET LEVELS

The LTI mix for executives in 2020 was 25% SARs, 25% RSUs, and 50% “PRSUs”. The Compensation Committee chose this mix of equity-based awards to align the interests of executives to our shareholders.

STOCK APPRECIATION RIGHTS

SARs are typically granted annually (or, in the case of a new executive, generally at the Compensation Committee meeting next held following the date they join the company or first become an executive) with a four-year vesting period and a ten-year term. (See the table entitled “Outstanding Equity Awards at 2020 Fiscal Year-End” for details concerning the SARs vesting schedule, including any individual variations from the typical four-year vesting period.) SARs provide value to the executive only if the price of our stock increases. During fiscal year 2020, SARs accounted for 25% of each executive’s total fiscal year 2020 annual LTI grant value.

RESTRICTED STOCK UNITS

RSUs are typically granted annually (or, in the case of a new executive, generally at the Compensation Committee meeting next held following the date they join the company or first become an executive) with a four-year vesting period. (See the table entitled “Outstanding Equity Awards at 2020 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.) During fiscal year 2020, RSUs accounted for 25% of each executive’s total fiscal year 2020 annual LTI grant value.

PERFORMANCE-BASED RSUS

PRSUs are typically granted annually (or, in the case of a new executive, generally at the Compensation Committee meeting next held following the date they join the company or first become an executive) with a three-year vesting period. (See the table entitled “Outstanding Equity Awards at 2020 Fiscal Year-End” for details concerning the PRSUs’ vesting schedule.) We believe PRSUs drive greater accountability for the achievement of the strategic plan of the company and create long-term value for shareholders. During fiscal year 2020, PRSUs accounted for 50% of each executive’s total fiscal year 2020 annual grant value. The key features of the 2020 PRSUs are described below:

•	PRSUs give the executive the right (subject to Compensation Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of RSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our shareholders and our executives over the long-term.
•	At the time of grant, in early 2020, 50% of the number of PRSUs that would vest at the end of three years was based on the company’s total shareholder return (“TSR”) over the three-year performance period covering fiscal year 2020 through fiscal year 2022 relative to the expanded peer group approved by the Compensation Committee in January 2020 as listed above under “Competitive peer group”. Using interpolation, TSR performance in the top, middle and bottom third of the peer group would yield a payout of 125% to 200%, 50% to 125%, and 0%, respectively.
•	At the time of grant, the remaining 50% of the number of PRSUs that would vest at the end of three years was based on the following two internal performance metrics over the three-year performance period covering fiscal year 2020 through fiscal year 2022: (1) the company’s average margin of net earnings (adjusted for certain items such as interest and taxes), and (2) a target compound annual growth rate (“CAGR”) of the company’s Net Revenues. The potential payout range as a percentage of this portion of the target award was 0% to 200%. The impact of COVID-19 rendered achievement of the internal performance metrics impossible. In order to provide executives with a line of sight on achievable goals, the Compensation Committee replaced the internal financial metrics with the company’s relative total shareholder return as described above. Therefore, 100% of the 2020 PRSUs’ vesting is aligned with shareholders and is based on three-year relative TSR.
•	If earned at target, 100% of the PRSUs would vest at the end of the three-year performance period.

The Board has the ability under the 2019 EIP to make adjustments in the method of calculating the attainment of performance goals for a performance period.

EXECUTIVE COMPENSATION

2018 PERFORMANCE-BASED RSUS—ACHIEVEMENT OF PERFORMANCE OBJECTIVES

As described in our Annual Report on Form 10-K for fiscal year 2018, we granted performance-based RSUs during fiscal year 2018 that were based on the same initial performance metrics described above for the fiscal year 2020 PRSUs except that the performance period covered fiscal year 2018 through fiscal year 2020. The potential vesting range as a percentage of the target award was 0% to 200%.

The table below summarizes the goals at target for each of the two internal performance measures and our actual achievement.

	AVERAGE MARGIN OF NET EARNINGS GOAL	CAGR OF NET REVENUES GOAL	ACTUAL PERCENTAGE ACHIEVED AFTER ADJUSTMENT FOR FINANCIAL COMPONENT (50%)	3-YEAR RELATIVE TSR PERFORMANCE	ACTUAL PERCENTAGE ACHIEVED FOR TSR COMPONENT (50%)	TOTAL FINAL PAYOUT
Total Company	10.3%	5.8%	0%	97th Percentile	193.2%	96.6%

The actual percentage achieved was 193.2% for the 50% based on relative TSR, which, when combined with the two performance measures, resulted in a weighted attainment of 96.6%. Based on internal performance and relative TSR achievement levels, the fiscal year 2018 performance-based RSUs (for which the three-year performance cycle has been completed) vested as follows:

NAME	TARGET PERFORMANCE- BASED RSUS	ACTUAL PERCENTAGE ACHIEVED AFTER ADJUSTMENT	VESTED PERFORMANCE- BASED RSUS
Charles (Chip) V. Bergh	350,260	96.6%	338,351
Harmit Singh	75,520	96.6%	72,952
Seth Ellison	62,500	96.6%	60,375
David Love	52,080	96.6%	50,309
Elizabeth O’Neill	36,450	96.6%	35,210

COVID-19 IMPACT ON OUTSTANDING PRSUS

Prior to second quarter of fiscal year 2020, we were on track to achieve a payout for the financial component of the PRSU awards. The Compensation Committee discussed the impact of COVID-19 on the outstanding awards and made decisions with respect to each of the outstanding PRSUs. The three-year relative TSR component, representing 50% of the awards, was not impacted because it still effectively measured how the company performed compared to its peers which were also all impacted by COVID-19. However, the global pandemic resulted in a failure to meet the financial performance measures (the remaining 50% of the awards) of the 2018 PRSUs and the highly likely failure to meet the financial performance measures for the 2019 and 2020 PRSUs as well, in each case over their entire respective three-year performance periods. The Compensation Committee recognized the extraordinary impact of COVID-19 to the business and its financial performance while also factoring in other circumstances such as the initial public offering that took place in 2019, the need to balance accountability for results with competitiveness and adhering to the company’s compensation philosophy and principles around the need to motivate and retain existing employees. The Compensation Committee ultimately made decisions intended to create alignment with shareholders while maintaining a strong line of sight as to a reasonable payout based on performance resulting in long-term value creation. The following decisions were made considering the financial component portion of outstanding PRSUs for awards made in fiscal years 2018, 2019 and 2020.

FINANCIAL COMPONENT OF 2018 PRSUS (50% OF AWARD)

No changes or adjustments were made to either the company’s average margin of net earnings or target CAGR of the company’s Net Revenues to result in a 0% payout for this portion of the award. Although the failure to meet the financial results was viewed as a result outside the control of the actions of the management, the Compensation Committee also factored in the large stock price increase due to the initial public offering and overall performance of the award resulting in a near target number of shares vesting and the realized value of the entire long-term incentive package exceeding the initial grant-date fair value estimates. An adjustment to the financial goals or metrics to achieve an above target payout was not viewed by the Compensation Committee as appropriate in light of all the circumstances.

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EXECUTIVE COMPENSATION

FINANCIAL COMPONENT OF 2019 PRSUS (50% OF AWARD)

The Compensation Committee determined to adjust the metrics for the financial component of the fiscal year 2019 PRSUs due to the impact COVID-19 is expected to have on multiple years of the performance period, as well as the importance of aligning executives with the long-term objectives of the company. Because the previously approved goals no longer fit the new objectives brought about by the situation in fiscal year 2020, the three-year measurement of financial goals were replaced to reflect the achievement of financial goals in only fiscal year 2019 while also using a relative measure to recognize the challenge of setting financial goals in fiscal year 2020 and 2021 amidst an uncertainty around the impact COVID-19 had and will have on the results.

•	1/3 of the financial component is based on achievement of fiscal year 2019 targets for 1) the company’s average margin of net earnings (adjusted for certain items such as interest and taxes), and 2) CAGR of the company’s Net Revenues. The potential payout range as a percentage of this portion of the target award is 0% to 200%.
•	2/3 of the financial component is based on the company’s relative TSR over the two-year performance period covering fiscal year 2020 through fiscal year 2021 relative to the expanded peer group approved by the Compensation Committee in January 2019. Using interpolation, TSR performance in the top, middle and bottom third of the peer group yields a payout of 125% to 200%, 50% to 125%, and 0%, respectively.

FINANCIAL COMPONENT OF 2020 PRSUS (50% OF AWARD)

Similar to the reasons discussed above for the 2019 PRSUs, the Compensation Committee determined to adjust the metrics for the financial component of the 2020 PRSUs as the company found itself only a few months into the three-year performance period before the financial goals no longer aligned executives with the line of sight necessary to achieve long-term shareholder returns. Accordingly, the three-year measurement of internal financial goals were replaced with the three-year relative TSR performance, shifting the award to be 100% based on three-year relative TSR.

LONG-TERM INCENTIVE GRANT PRACTICES

We do not have any program, plan, or practice to time equity grants to take advantage of the release of material information. During fiscal year 2020, equity awards were granted in January to executive officers at one of our regularly scheduled Compensation Committee meetings.

OTHER PAY PRACTICES

INSIDER TRADING POLICY; NO HEDGING OR PLEDGING

Directors and executive officers must comply with our Insider Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our General Counsel or Chief Compliance Officer. No director, executive officer or other employee is permitted to (i) engage in short sales, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions with respect to our stock, (ii) transact through mechanisms that hedge against our securities or (iii) hold our securities in a margin account or otherwise pledging our securities as collateral for a loan. These provisions are part of our overall program to prevent any of our directors, officers or employees from trading on material non-public information.

CLAWBACK POLICY

Effective November 2019, the Compensation Committee adopted a clawback policy in order to further align the interests of employees with the interests of our shareholders and strengthen the link between total compensation and the company’s performance. The clawback policy provides that in the event the company is required to prepare an accounting restatement for any fiscal quarter or year commencing after the adoption of the policy due to material noncompliance with any financial reporting requirement, the company may in its sole discretion seek to recover and clawback from any current or former executive up to the full amount of affected compensation during the three fiscal years preceding the date on which the company was required to prepare an accounting restatement.

EXECUTIVE COMPENSATION

EXECUTIVE STOCK OWNERSHIP GUIDELINES

Our Board has adopted stock ownership guidelines to align the interests of the company’s executives with the interests of the company’s shareholders and to further promote the company’s commitment to sound corporate governance. The guidelines provide the following:

Executive officers are expected to achieve the stock ownership levels under these guidelines within the later of the fifth anniversary of the company’s initial public offering or the fifth anniversary of the individual’s hire or promotion to executive officer. Eligible Shares include: (i) shares owned outright or “beneficially owned” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (including, without limitation, shares held in trust for the benefit of such executive and/or members of his or her immediate family residing in the same household); (ii) vested shares under any deferred compensation plan or subject to any stock awards held by such executive; and (iii) unvested shares subject to any non-performance based restricted stock units held by such executive. If the executive officer is not in compliance within the stated timeframe, the officer will be prohibited from selling more than 50% of any shares acquired through the vesting, settlement, or exercise of stock awards, other than the minimal number of shares needed to pay applicable withholding taxes and/or exercise prices.

BENEFITS AND PERQUISITES

Executives generally are eligible for the same health and welfare insurance plans offered to all employees such as medical, dental, supplemental life, long-term disability and business travel insurance. In addition, although not a significant part of total compensation, the company provides limited perquisites to executives. The primary perquisite provided to the executives is a flexible allowance to cover expenses such as auto-related expenses, financial and tax planning, legal assistance and excess medical costs. The company also pays for an annual medical exam for its executives and other members of its executive leadership team. Like many of the companies in the peer group, the company also offers a non-qualified supplement to the 401(k) plan, which is not subject to the Internal Revenue Service limitations, through a Deferred Compensation Plan for Executives and Outside Directors (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a U.S. non-qualified, unfunded tax deferred savings plan provided to senior level executives, including our named executive officers, and the outside directors.

Mr. Ellison, who was based in Belgium, and Mr. Love, who was based in Singapore, in connection with their roles as Executive Vice President & President of our Europe region and Executive Vice President & President of our Asia, Middle East and Africa region, respectively, were provided certain benefits under our global assignment program, including a housing allowance to cover the cost of rent and utilities.

The benefits and perquisites received by our named executive officers and their value are described in more detail in the footnotes to the Summary Compensation Table.

TAX AND ACCOUNTING CONSIDERATIONS

TAX DEDUCTIBILITY

Section 162(m) of the Code, or Section 162(m), limits the amount that we may deduct for federal tax purposes with respect to compensation paid to “covered employees” to $1 million per covered employee per year. The U.S. Tax Cuts and Jobs Act, or the Tax Act, enacted in December 2017, made certain changes to Section 162(m). Under the prior law, compensation that qualified as “performance-based compensation” under Section 162(m) was not subject to this deduction limitation. Pursuant to the Tax Act, this exception for “performance-based compensation” was repealed with respect to taxable years beginning after December 31, 2017, except for certain transition relief for compensation provided pursuant to a written binding contract that was in effect on November 2, 2017.

As a result, compensation paid to our covered employees in excess of $1 million per year generally will not be deductible unless, among other requirements, it qualifies for the transition relief provided by the Tax Act. As a newly public company, we may benefit from a transition rule under Section 162(m), such that the deduction limit generally does not apply to compensation paid pursuant to plans and arrangements that were in effect at the time of our IPO, subject to certain exceptions. Because of uncertainties as to the application and interpretation of Section 162(m) and the final regulations recently issued on December 18, 2020 thereunder, no assurance can be given that any compensation paid by us will be deductible. We will continue to monitor the applicability of Section 162(m) to our ongoing compensation arrangements.

2021 PROXY STATEMENT    41

EXECUTIVE COMPENSATION

While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we may approve compensation that may not be fully deductible.

ACCOUNTING

Under ASC 718, the company is required to estimate and record an expense for each award of equity compensation (including stock options and RSUs) over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

The terms of Mr. Bergh’s severance and change in control benefits were determined during the negotiation of his employment agreement in 2011 at the time he was hired. As part of this negotiation, the Compensation Committee determined that the benefits and structure of these benefits were within normal competitive practice, reasonable and appropriate for the circumstances, and necessary to attract Mr. Bergh to the company. Enhanced termination benefits in the case of a change in control of the company were included in his employment agreement for the same reasons and to help ensure retention of Mr. Bergh in the case of a potential or actual change in control.

On January 28, 2020, the Board adopted and approved a Senior Executive Severance Plan (the “New Severance Plan”), effective January 28, 2020, for eligible executives who are direct reports to, and including, our President and Chief Executive Officer. The New Severance Plan supersedes our prior Severance Plan for our Worldwide Leadership Team (“WLT Severance Plan”). Except as noted below, the New Severance Plan provides for the same benefits as the WLT Severance Plan. A summary of the New Severance Plan is set forth in the section entitled “Potential Payments Upon Termination, Change In Control or Corporate Transaction—Severance Plan.” The New Severance Plan also provides that eligible employees who terminate employment without cause or for Good Reason are deemed to continue employment during the severance period for determining vesting with respect to performance-based long-term incentive awards, with such awards, if vested, being paid on a pro-rata basis measured from the beginning of the performance period through the employee’s actual date of separation. The New Severance Plan also provides that “Good Reason” as defined under the plan would include a material reduction in the eligible employee’s target annual bonus, except to the extent such reduction applied to all eligible employees.

Our severance arrangements are meant to provide a reasonable and competitive level of financial transitional support to executives who are terminated involuntarily without cause or voluntarily resign for good reason. Severance benefits are not payable upon a change in control if the executive is still employed by or offered a comparable position with the surviving entity.

While compensation decisions affect potential payouts under these severance arrangements, these arrangements generally did not affect such decisions as these severance provisions are conditional and may never come into effect.

More information about the severance benefits payable to our named executive officers under our severance arrangements is set forth in the section titled “Potential Payments Upon Termination, Change In Control or Corporate Transaction”.

AWARDS GRANTED UNDER 2016 EQUITY INCENTIVE PLAN

In the event of a Corporate Transaction, as defined in our 2016 Equity Incentive Plan, in which the surviving corporation assumes or continues the outstanding long-term incentive program or substitutes similar awards for outstanding awards, such awards will continue to vest in accordance with their terms and any applicable employment agreement or severance plan. In the event of a Corporate Transaction in which the surviving corporation does not assume or continue the outstanding long-term incentive program or substitute similar awards for such outstanding awards, the vesting schedule of all awards held by executives that are still employed upon the Corporate Transaction will be accelerated in full as of a date prior to the effective date of the transaction as determined by the Board. This accelerated vesting structure in the event awards are not assumed or substituted by the surviving company is designed to encourage the executives to remain employed with the company through the date of the Corporate Transaction and to ensure that the equity incentives awarded to the executives are not eliminated by the surviving company.

AWARDS GRANTED UNDER 2019 EQUITY INCENTIVE PLAN

In the event of a Transaction, as defined in our 2019 Equity Incentive Plan, our Board will have the discretion to determine the treatment of equity awards.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended November 29, 2020 and this proxy statement on Schedule 14A.

Robert A. Eckert (Chairperson)

Troy Alstead

Jill Beraud

Patricia Salas Pineda

The material in this Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal year 2020, no member of the Compensation Committee was a current officer or employee of ours. There are no Compensation Committee interlocks between us and other entities involving our executive officers and our board members who serve as executive officers of those other entities.

2021 PROXY STATEMENT    43

Executive Compensation

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides compensation information for our fiscal year 2020 named executive officers. The table also shows compensation information for fiscal years 2019 and 2018 for those current named executive officers who also were named executive officers during either of those years.

NAME AND PRINCIPAL POSITION	YEAR	SALARY(1)	BONUS	OPTION AWARDS(2)	STOCK AWARDS(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(5)	ALL OTHER COMPENSATION(6)	TOTAL
Charles (Chip) V. Bergh,
President and Chief Executive Officer
	2020	$1,414,423	$—	$1,806,248	$5,768,946	$1,295,000	$—	$356,493	$10,641,110
	2019	1,435,000	—	1,806,241	5,579,165	2,933,140	—	428,265	12,181,811
	2018	1,426,346	—	1,681,246	5,040,066	3,656,380	—	391,045	12,195,083
Harmit Singh,
Executive Vice President and Chief Financial Officer
	2020	$ 882,308	$—	$ 449,997	$1,452,874	$445,000	$—	$177,315	$3,407,494
	2019	840,577	—	399,976	1,235,542	1,032,750	—	190,045	3,698,890
	2018	794,808	—	362,483	1,086,695	1,274,000	—	157,905	3,675,891
Seth Ellison,
Executive Vice President and President, Europe
	2020	$775,769	$—	$374,996	$1,210,707	$336,000	$—	$5,104,370	$7,801,842
	2019	794,092	—	324,980	1,003,663	1,059,200	—	3,831,273	7,013,208
	2018	752,231	—	299,983	899,344	1,112,064	—	908,794	3,972,416
David Love,
Executive Vice President and President, Asia, Middle East and Africa
	2020	$756,538	$—	$299,996	$968,539	$304,000	$—	$1,126,154	$3,455,227
	2019	737,854	—	274,983	849,277	550,564	—	606,380	3,019,058
	2018	716,154	—	249,977	749,405	751,680	—	571,286	3,038,502
Elizabeth O’Neill,(7)
Executive Vice President and President, Global Product
	2020	$720,192	$—	$249,995	$807,116	$290,000	$—	$120,732	$2,188,036
(1)	Due to the impact of COVID-19, the company temporarily reduced salaries for a fourth month period from May through August for Mr. Bergh by 50% and the other named executive officers by 25%. Executives were allowed to use accrued vacation days to offset the reduction.
(2)	These amounts reflect the aggregate grant date fair value for awards of SARs granted to the recipient under our 2016 and 2019 EIP, computed in accordance with Accounting Standards Codification 718 issued by the Financial Accounting Standards Board, or FASB ASC 718. These amounts reflect the grant date fair value, and do not represent the actual value that may be realized by the executives. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(3)	These amounts reflect the aggregate grant date fair value for RSU and PRSU awards. This column also includes the grant date fair value of the target number of PRSUs that may be earned for the three-year performance period beginning with fiscal year 2018. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for PRSUs granted in fiscal year 2020 would be $5,755,193 for Mr. Bergh, $1,449,541 for Mr. Singh, $1,207,929 for Mr. Ellison, $966,317 for Mr. Love and $805,264 for Ms. O’Neill. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(4)	The amounts in this column reflect the cash incentive amounts earned by the executives under our AIP.
(5)	No above-market or preferential interest rate options are available under our deferred compensation programs. See “—Executive Retirement Plans—Non-Qualified Deferred Compensation” for additional information on deferred compensation earnings.

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Executive Compensation

(6)	The amounts shown in the All Other Compensation column for fiscal year 2020 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

NAME	EXECUTIVE PERQUISITES(a)	RELOCATION(b)	401(k) PLAN MATCH(c)	DEFERRED COMPENSATION MATCH(d)	TAX PAYMENTS(e)	CHARITABLE MATCH	TOTAL
Charles (Chip) V. Bergh	$ 24,233	$ —	$ 21,375	$ 310,885	$ —	$—	$ 356,493
Harmit Singh	28,561	—	21,375	127,379	—	—	177,315
Seth Ellison	21,858	181,043	21,375	121,842	4,758,252	—	5,104,370
David Love	56,829	346,800	21,375	81,783	619,367	—	1,126,154
Elizabeth O’Neill	27,119	—	21,375	72,238	—	—	120,732
(a)	For Mr. Bergh, this amount reflects a payment for parking, a health club membership subsidy, an allowance intended to cover legal, financial and/or other incidental business related expenses, annual physicals, imputed income for insurance, event tickets, and a car allowance. For Mr. Singh, this amount includes parking, a health club membership subsidy, an allowance intended to cover legal, financial and/or other incidental business related expenses, annual physicals, and imputed income for insurance. For Mr. Ellison, this amount includes a payment for parking, an annual allowance intended to cover legal, financial and/or other incidental business related expenses, and imputed income for insurance. For Mr. Love, this amount includes a payment for parking, an annual allowance intended to cover legal, financial and/or other incidental business related expenses, imputed income for insurance, event tickets, and a transportation allowance of $30,385. For Ms. O’Neill, this amount includes a payment for parking, an annual allowance intended to cover legal, financial and/or other incidental business related expenses, imputed income for insurance, and event tickets.
(b)	For Mr. Ellison and Mr. Love, these amounts reflect payments in connection with their international assignment.
(c)	These amounts reflect company matching contributions under our 401(k) Plan.
(d)	These amounts reflect company matching contributions under our Deferred Compensation Plan.
(e)	For Mr. Ellison this amount is primarily a result of additional tax payments to the United Kingdom arising from Mr. Ellison’s exercise of SARs and his UK tax residency status changing upon his assignment term exceeding 5 years. For Mr. Love, these amounts reflect tax reimbursements for the tax liability of allowances and benefits they received in connection with their international assignments.

(7)	Ms. O’Neill was not a named executive officer prior to fiscal year 2020.

2021 PROXY STATEMENT	45

Executive Compensation

2020 GRANTS OF PLAN-BASED AWARDS

The following table provides information on all plan-based awards granted to each of our named executive officers during fiscal year 2020. The awards and the unvested portion of SARs identified below are also reported under “Outstanding Equity Awards at 2020 Fiscal Year-End.”

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS:	ALL OTHER OPTION AWARDS:	EXERCISE	GRANT DATE
								NUMBER OF	NUMBER OF	OR BASE	FAIR VALUE
								SHARES OF	SECURITIES	PRICE OF	OF STOCK
								STOCK OR	UNDERLYING	OPTION	AND OPTION
	GRANT	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	UNITS(3)	OPTIONS(4)	AWARDS(5)	AWARD(6)
NAME	DATE	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Charles (Chip)	N/A		$ 2,590,000	$ 5,180,000
V. Bergh	1/28/2020				—	183,374	366,748				$4,029,644
	1/28/2020								275,763	$ 19.70	1,806,248
	1/28/2020							91,687			1,739,302
Harmit Singh	N/A		890,000	1,780,000
	1/27/2020				—	44,444	88,888				1,019,101
	1/27/2020								65,789	20.25	449,997
	1/27/2020							22,222			433,773
Seth Ellison	N/A		672,000	1,344,000
	1/27/2020				—	37,036	74,072				849,235
	1/27/2020								54,824	20.25	374,996
	1/27/2020							18,518			361,471
David Love	N/A		608,000	1,216,000
	1/27/2020				—	29,628	59,256				679,370
	1/27/2020								43,859	20.25	299,996
	1/27/2020							14,814			289,169
Elizabeth	N/A		580,000	1,160,000
O’Neill	1/27/2020				—	24,690	49,380				566,142
	1/27/2020								36,549	20.25	249,995
	1/27/2020							12,345			240,974

(1)	The amounts shown in these columns reflect the estimated potential payment levels for the fiscal 2020 performance period under the AIP, further described under “—Compensation Discussion and Analysis.” The potential payouts were performance-based and, therefore, were completely at risk. The potential target and maximum payment amounts assume achievement of 100% and 200%, respectively, of the individual objectives of the AIP. Each executive received a bonus under the AIP, which is reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”
(2)	For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in fiscal year 2020 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk.
(3)	Reflects service-based RSUs granted in fiscal year 2020 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2020 Fiscal Year-End” for details concerning the RSUs’ vesting schedule.
(4)	Reflects service-based SARs granted in fiscal year 2020 under the 2019 EIP. Please see footnotes in the table entitled “Outstanding Equity Awards at 2020 Fiscal Year-End” for details concerning the SARs’ vesting schedule.
(5)	The exercise price is based on the fair market value of our common stock as of the grant date established by our Board of Directors based on factors including the most recent valuation conducted by a third-party valuation firm.
(6)	The value of a RSU, PRSU or SAR award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2020 for the relevant assumptions used to determine the valuation of our awards. The grant date fair value of the Equity Incentive Plan Awards is based on the fair market value of our common stock as of the grant date established by our Board of Directors based on factors including the most recent valuation conducted by a third-party valuation firm less future expected dividends during the vesting period, multiplied by the target number of shares that may be earned.

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Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END

The following table shows all outstanding equity awards held by each of our named executive officers as of November 29, 2020. The vesting schedule for each grant is shown following this table.

	SAR AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED SARs UNEXERCISABLE(1)		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED SARs	SAR EXERCISE PRICE(2)	SAR EXPIRATION DATE
Charles (Chip) V. Bergh	1,396,220	—		—	$7.43	2/4/2022
	1,886,790	—		—	7.43	2/4/2022
	2,057,430	—		—	6.10	2/9/2023
	2,468,930	—		—	6.10	2/9/2023
	755,570	251,860	(a)	—	6.90	2/1/2024
	321,590	321,580	(b)	—	9,60	1/30/2025
	100,980	302,920	(c)	—	14.88	1/29/2029
	—	275,763	(e)	—	19.70	1/28/2030
Harmit Singh	337,020	—		—	7.43	2/4/2022
	455,430	—		—	7.43	2/4/2022
	443,810	—		—	6.10	2/9/2023
	532,580	—		—	6.10	2/9/2023
	162,740	54,240	(a)	—	6.90	2/1/2024
	69,340	69,330	(b)	—	9.60	1/30/2025
	22,360	67,080	(c)	—	14.88	1/29/2029
	—	65,789	(d)	—	20.25	1/27/2030
Seth Ellison	159,830	—		—	6.10	2/9/2023
	73,620	36,810	(a)	—	6.90	2/1/2024
	57,380	57,380	(b)	—	9.60	1/30/2025
	18,170	54,500	(c)	—	14.88	1/29/2029
	—	54,824	(d)	—	20.25	1/27/2030
David Love	138,420	—		—	7.43	2/4/2022
	187,050	—		—	7.43	2/4/2022
	206,050	—		—	6.10	2/9/2023
	247,270	—		—	6.10	2/9/2023
	110,430	36,810	(a)	—	6.90	2/1/2024
	47,820	47,810	(b)	—	9.60	1/30/2025
	15,370	46,120	(c)	—	14.88	1/29/2029
	—	43,859	(d)	—	20.25	1/27/2030
Elizabeth O’Neill	69,740	23,250	(a)	—	6.90	2/1/2024
	33,470	33,470	(b)	—	9.60	1/30/2025
	13,980	41,920	(c)	—	14.88	1/29/2029
	—	36,549	(d)	—	20.25	1/27/2030

(1)	The following sets forth the vesting schedule for unvested outstanding SAR awards and generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “—Potential Payments Upon Termination, Change In Control or Corporate Transaction.”:
(a)	SARs vested 25% on February 1, 2018 and then annually over the remaining three years.
(b)	SARs vested 25% on January 30, 2019 and then annually over the remaining three years.
(c)	SARs vested 25% on January 29, 2020 and then annually over the remaining three years.
(d)	SARs will vest 25% on January 27, 2021 and then annually over the remaining three years.
(e)	SARs will vest 25% on January 28, 2021 and then annually over the remaining three years.

2021 PROXY STATEMENT	47

Executive Compensation

(2)	The SAR exercise prices reflect the fair market value of our common stock as of the grant date as established by our Board of Directors based on factors including the most recent valuation conducted by a third-party valuation firm.

	STOCK AWARDS
NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(4)
Charles (Chip) V. Bergh	2020	91,687	(b)	$1,756,723
	2019	91,060	(c)	1,744,710
	2018	87,560	(d)	1,677,650
	2020				183,374	(b)	$3,513,446
	2019				242,850	(c)	4,653,006
	2018				350,260	(d)	6,710,982
Harmit Singh	2020	22,222	(a)	425,774
	2019	20,170	(c)	386,457
	2018	18,880	(d)	361,741
	2020				44,444	(a)	851,547
	2019				53,780	(c)	1,030,425
	2018				75,520	(d)	1,446,963
Seth Ellison	2020	18,518	(a)	354,805
	2019	16,380	(c)	313,841
	2018	15,620	(d)	299,279
	2020				37,036	(a)	709,610
	2019				43,690	(c)	837,100
	2018				62,500	(d)	1,197,500
David Love	2020	14,814	(a)	283,836
	2019	13,860	(c)	265,558
	2018	13,020	(d)	249,463
	2020				29,628	(a)	567,672
	2019				36,970	(c)	708,345
	2018				52,080	(d)	997,853
Elizabeth O’Neill	2020	12,345	(a)	236,530
	2019	12,600	(c)	241,416
	2018	9,110	(d)	174,548
	2020				24,690	(a)	473,060
	2019				33,610	(c)	643,968
	2018				36,450	(d)	698,382
(1)	RSUs vest ratably over a four-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon Termination, Change In Control or Corporate Transaction.”
(a)	2020 grant RSUs will vest 25% on January 27, 2021 and then the remainder annually over the remaining three years.
(b)	2020 grant RSUs will vest 25% on January 28, 2021 and then the remainder annually over the remaining three years.
(c)	2019 grant RSUs vested 25% on January 30, 2020 and then the remainder annually over the remaining three years.
(d)	2018 grant RSUs vested 25% on January 30, 2019 and then the remainder annually over the remaining three years.
(2)	Represents the number of stock awards multiplied by $19.16, the closing stock price as of November 27, 2020.
(3)	Represents the target number of shares that may be earned under the performance-based RSU award program (see “Compensation Discussion and Analysis” for more details) that vest at the end of a three-year performance period, subject to certification of performance results in the first quarter of fiscal 2021.
(a)	2020 grant performance-based RSUs cliff vest on January 27, 2023.
(b)	2020 grant performance-based RSUs cliff vest on January 28, 2023.
(c)	2019 grant performance-based RSUs cliff vest on January 30, 2022.
(d)	2018 grant performance-based RSUs will cliff vest on January 30, 2021.

(4)	Represents the number of stock awards multiplied by $19.16, the closing stock price as of November 27, 2020.

48

Executive Compensation

SAR EXERCISES AND STOCK VESTED

The following table shows all SARs exercised and the value realized upon exercise and all stock awards vested and the value realized upon vesting by each of our named executive officers for fiscal year 2020, based on the difference between the share price of our common stock and the SAR exercise price on the date of exercise (in the case of SARs) or the share price of our common stock on the date of vesting (in the case of stock awards).

	SAR AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
Charles (Chip) V. Bergh	1,958,239	$38,968,954	933,374	$18,723,743
Harmit Singh	612,182	10,948,569	203,468	4,081,208
Seth Ellison	126,380	2,393,935	138,852	2,784,566
David Love	—	—	136,702	2,742,185
Elizabeth O’Neill	—	—	89,012	1,784,863

EMPLOYMENT AGREEMENTS

MR. BERGH

We have an employment agreement with Mr. Bergh effective September 1, 2011, as amended by each of the amendments effective May 8, 2012 and January 30, 2018. The agreement initially provided for an annual base salary of $1,200,000 and an AIP target participation rate of 135%, which have since been adjusted, and may be further adjusted, pursuant to annual review. For fiscal year 2020, his base salary and target participation rate under our AIP were $1,480,000 and 175% of base salary, respectively.

Mr. Bergh also participates in our 2019 EIP. This element of Mr. Bergh’s compensation for fiscal year 2020 is reflected and discussed under “—Compensation Discussion and Analysis.”

Mr. Bergh’s employment agreement also provides for certain severance and termination benefits that are described below under “—Potential Payments Upon Termination, Change In Control or Corporate Transaction.”

Mr. Bergh is eligible to receive standard healthcare, life insurance and long-term savings program benefits, as well as relocation program benefits. He also receives benefits under our various executive perquisite programs consistent with that provided to his predecessor.

Mr. Bergh’s employment is at-will and may be terminated by us or by him at any time. Mr. Bergh does not receive any separate compensation for his services as a member of our Board of Directors.

OTHER NAMED EXECUTIVE OFFICERS

For our named executive officers other than the CEO, we have employment arrangements that provide for annual base salary and participation in our AIP, which are subject to annual review and adjustment, and participation in our 2019 EIP. These elements of compensation for fiscal year 2020 are reflected and discussed under “Compensation Discussion and Analysis.”

Executives also received standard healthcare, life insurance and long-term savings program benefits, as well as benefits under our various executive perquisite programs.

Employment of executives is at-will and may be terminated by us or the executive at any time.

2021 PROXY STATEMENT	49

Executive Compensation

EXECUTIVE RETIREMENT PLANS

NON-QUALIFIED DEFERRED COMPENSATION

Our Deferred Compensation Plan is a U.S. non-qualified, unfunded deferred tax effective savings plan provided to the named executive officers, among other executives and the directors, as part of competitive compensation.

Participants may elect to defer all or a portion of their base salary and AIP payment and may elect an in-service and/or retirement distribution. Executive officers who defer salary or bonus under this plan are credited with market-based returns depending upon the investment choices made by the executive applicable to each deferral. The investment options under the plan, which closely mirror the options provided under our qualified 401(k) plan, include a number of mutual funds with varying risk and return profiles. Participants may change their investment choices as frequently as they desire, consistent with our 401(k) plan.

In addition, under our Deferred Compensation Plan, we provide a match up to 6% of eligible deferred compensation that cannot be provided under the qualified 401(k) plan due to IRS qualified plan compensation limits. The amounts in the table below reflect non-qualified contributions over the 401(k) limit by the executive officers and the resulting company match.

The table below provides information on the non-qualified deferred compensation activity for each of our named executive officers for fiscal year 2020.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR(1)	COMPANY CONTRIBUTIONS IN LAST FISCAL YEAR(2)	AGGREGATE EARNINGS/ (LOSSES) IN LAST FISCAL YEAR(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT NOVEMBER 29, 2020(4)
Charles (Chip) V. Bergh	$ 2,865,441	$ 310,885	$ 1,723,226	$ —	$13,493,401
Harmit Singh	101,904	127,379	191,263	—	1,612,494
Seth Ellison	158,948	121,842	50,187	—	1,901,306
David Love	70,791	81,783	571,329	—	4,704,634
Elizabeth O’Neill	67,422	72,238	81,709	—	619,296
(1)	The executive contribution amounts were included in fiscal year 2020 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table,” as applicable.
(2)	Amounts reflect our Deferred Compensation Plan match contributions made by us and are reflected in the “All Other Compensation” column of the “Summary Compensation Table.”
(3)	None of the earnings/interest in this column are included in the “Summary Compensation Table” because they were not preferential or above market.
(4)	The following amounts were previously reported as compensation to the named executive officers in the Summary Compensation Table for fiscal years prior to 2020: Mr. Bergh ($3,461,268), Mr. Singh ($965,912), Mr. Ellison ($1,116,031) and Mr. Love ($2,794,725).

PAY-RATIO INFORMATION

The annual total compensation of Mr. Bergh, our President and CEO, was $10,641,110 in fiscal year 2020, as reflected in the Summary Compensation Table. Based on reasonable estimates, the median annual total compensation of all employees of the company and its consolidated subsidiaries, excluding our President and CEO, was $16,088 for fiscal year 2020. Accordingly, for fiscal year 2020, the ratio of the annual total compensation of our President and CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 661 to 1. Our median employee was a Stylist located in a Premium Store in the United States, who was part-time in fiscal year 2020.

We identified our median employee based on all taxable wages earned in fiscal year 2020 by each individual who we employed on August 31, 2020. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

50

Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION, CHANGE IN CONTROL OR CORPORATE TRANSACTION

The following sections include a description of the severance arrangements that were applicable as of November 29, 2020, the last day of our 2020 fiscal year.

EMPLOYMENT AGREEMENT WITH MR. BERGH

On June 9, 2011, we entered into an employment agreement with Mr. Bergh in connection with Mr. Bergh joining us. See “Employment Agreements—Mr. Bergh.” As of November 29, 2020, the employment agreement provided that Mr. Bergh is eligible to receive certain benefits and payments upon his separation from us under certain circumstances pursuant to the terms of our WLT Severance Plan and our 2019 EIP; provided however that if Mr. Bergh’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason upon or within two years following a Change in Control (each, as defined in his employment agreement), 100% of Mr. Bergh’s then unvested equity awards will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his termination but no later than the original term/expiration date of the award.

In addition, in the event that Mr. Bergh retires, or Mr. Bergh’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason at any time other than within two years following a Change in Control, 100% of his outstanding equity and other long-term incentive awards that have remained outstanding for at least 12 months will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his termination but no later than the original term/expiration date of the award.

Mr. Bergh’s right to the foregoing benefits is subject to his execution of an effective release of claims in favor of us and compliance with certain restrictive covenants.

SENIOR EXECUTIVE SEVERANCE PLAN

Our Senior Executive Severance Plan (“New Severance Plan”) provided for (i) 104 weeks of severance pay to Mr. Bergh and 78 weeks of severance pay to each of the other named executive officers based on their then current base salary rates, (ii) a pro-rated bonus, subject to actual financial performance but assuming individual performance at 100% of target, (iii) company paid premiums under our standard basic life insurance program of $10,000 over the duration of the severance period, up to a maximum of 18 months, and (iv) reasonable outplacement counseling and job search benefits, if the applicable executive’s employment ceases due to an involuntary termination without Cause or voluntary termination for Good Reason (each, as defined in our New Severance Plan, and each, a Qualified Termination). In addition, with respect to any time-based equity awards that have been held by the executive for more than 12 months, such awards will continue to vest if the executive remained employed for the number of months equal to the executive’s severance period (other than with respect to Mr. Bergh’s equity awards, which are subject to the terms of his employment agreement). If the executive’s employment ceases due to a Qualified Termination within 18 months following a Change in Control (as defined in our New Severance Plan), the severance period increases to 156 weeks for Mr. Bergh and 104 weeks for the other named executive officers and any performance-based equity awards shall fully vest and time-based equity awards will fully vest if not assumed (in each case, other than with respect to Mr. Bergh’s equity awards, which are subject to the terms of his employment agreement). Our New Severance Plan also provided that if the executive elects COBRA coverage, for the duration of the executive’s severance period, up to a maximum of 18 months, the executive will only be required to pay the same share of the applicable premium for medical coverage that would apply if the executive were participating in the medical plan as an active employee. Additionally, for each executive who is eligible to be covered by our retiree health benefits (if any), we will fully pay for retiree medical coverage for the duration of the executive’s severance payment period, up to a maximum of 18 months, reduced for any months in which the executive receives subsidized COBRA coverage. Each executive’s severance benefits are subject to the execution of a general release of claims agreement and will cease upon rehire by us or acceptance of a job with one of our competitors.

2018, 2019 AND 2020 EQUITY AWARDS

With respect to equity awards granted in fiscal years 2018, 2019 and 2020, in the event that the executive officer’s employment terminates due to Retirement (as defined in the award agreement), any equity awards that have remained outstanding for at least 12 months will continue to vest through the remainder of the vesting period. In addition, in the event that the executive officer dies or his or her employment terminates due to Disability (as defined in the award agreement), 100% of his or her outstanding time-based equity awards granted in fiscal years 2018, 2019 and 2020 will vest in full, and all vested SARs will remain exercisable for 18 months following the date of his or her termination, but no later than the original term/expiration date of the award.

2021 PROXY STATEMENT	51

Executive Compensation

The information in the tables below reflects the estimated value of the compensation to be paid by us to each of the named executive officers in the event of his or her termination, Retirement, Change in Control termination, death, Disability or Corporate Transaction. The amounts shown below assume that each named individual was employed and that his or her termination, retirement, Change in Control termination, death, Disability or Corporate Transaction was effective as of November 29, 2020. The actual amounts that would be paid can only be determined at the time of the actual event. The amounts also assume a share price of $19.16 for all equity-based awards, which was the closing stock price as of November 27, 2020.

CHARLES (CHIP) V. BERGH

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION	CORPORATE TRANSACTION
Compensation:
Severance(1)	$ —	$ —	$ 4,255,000	$ —	$ 13,505,000	$ —
Equity vesting(2)	—	22,246,467	22,246,467	12,639,203	27,516,636	27,516,636
Benefits:
COBRA and life insurance(3)	—	—	22,030	—	22,030	—
(1)	Based on Mr. Bergh’s annual base salary of $1,480,000 and his actual AIP award earned for fiscal year 2019. See “—Compensation Discussion and Analysis.”
(2)	In the event of Retirement, assumes full vesting of unvested equity awards and the target number of shares underlying performance-based equity awards that have remained outstanding for at least 12 months. In the event of a Change in Control Termination, assumes full vesting of all unvested equity awards and the target number of shares underlying performance-based equity awards. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards. In the event of a Corporate Transaction, assumes no termination of employment and no assumption of outstanding equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

HARMIT SINGH

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION	CORPORATE TRANSACTION
Compensation:
Severance(1)	$ —	$ —	$ 1,780,000	$ —	$ 4,005,000	$ —
Equity vesting(2)	—	—	4,840,801	2,789,187	6,118,122	6,118,122
Benefits:
COBRA and life insurance(3)	—	—	22,030	—	22,030	—

(1)	Based on Mr. Singh’s annual base salary of $890,000 and his actual AIP award earned for fiscal year 2020. See “—Compensation Discussion and Analysis.”
(2)	In the event of a Termination Without Cause or Resignation for Good Reason, reflects vesting of all unvested time- based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 29, 2020. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $3,328,935. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards. In the event of a Corporate Transaction, assumes no termination of employment and no assumption of outstanding equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

52

Executive Compensation

SETH ELLISON

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION	CORPORATE TRANSACTION
Compensation:
Severance(1)	$—	$ —	$1,596,000	$ —	$ 3,360,000	$ —
Equity vesting(2)	—	3,881,096	3,881,096	2,201,301	4,945,511	4,945,511
Benefits:
COBRA and life insurance(3)	—	—	55,280	—	55,280	—

(1)	Based on Mr. Ellison’s annual base salary of $840,000 and his actual AIP award earned for fiscal year 2020. See “—Compensation Discussion and Analysis.”
(2)	In the event of a Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time-based equity awards held more than 12 months that would otherwise vest in the 78 week period following November 29, 2020. In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $2,744,210. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards. In the event of a Corporate Transaction, assumes no termination of employment and no assumption of outstanding equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

DAVID LOVE

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION	CORPORATE TRANSACTION
Compensation:
Severance(1)	$—	$ —	$ 1,444,000	$ —	$3,040,000	$ —
Equity vesting(2)	—	3,327,197	3,375,446	1,904,835	4,178,706	4,178,706
Benefits:
COBRA and life insurance(3)	—	—	68,543	—	68,543	—

(1)	Based on Mr. Love’s annual base salary of $760,000 and his actual AIP award earned for fiscal year 2020. See “—Compensation Discussion and Analysis.” Effective February 1, 2021, Mr. Love terminated his employment with the company. In connection with his termination of employment, Mr. Love entered into a Separation Agreement containing terms that are materially consistent with the compensation that the company provided to its named executive officers upon a termination under the New Severance Plan.
(2)	In the event of Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time- based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 29, 2020 In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $2,273,870. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards. In the event of a Corporate Transaction, assumes no termination of employment and no assumption of outstanding equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

2021 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

ELIZABETH O’NEILL

EXECUTIVE BENEFITS AND PAYMENTS UPON TERMINATION	VOLUNTARY TERMINATION OR FOR CAUSE TERMINATION	RETIREMENT	TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON	DEATH OR DISABILITY	CHANGE IN CONTROL TERMINATION	CORPORATE TRANSACTION
Compensation:
Severance(1)	$ —	$ —	$1,377,500	$ —	$2,755,000	$ —
Equity vesting(2)	—	—	2,542,959	1,437,139	3,252,549	3,252,549
Benefits:
COBRA and life insurance(3)	—	—	18,515	—	18,515	—

(1)	Based on Ms. O’Neill’s annual base salary of $725,000 and her actual AIP award earned for fiscal year 2020. See “—Compensation Discussion and Analysis.”
(2)	In the event of Termination Without Cause or Resignation for Good Reason, reflects full vesting of all unvested time- based equity awards held more than 12 months that would otherwise vest during the 78 week period following November 29, 2020 In the event of a Change in Control Termination, assumes the equity awards are not assumed in the transaction and thus fully vest (with performance-based equity awards vesting at target). In the event the equity awards are assumed and the holder experiences a Change in Control Termination, the value of the vesting would be $1,815,410. In the event of Death or Disability, assumes full vesting of all unvested time-based equity awards. In the event of a Corporate Transaction, assumes no termination of employment and no assumption of outstanding equity awards.
(3)	Reflects 18 months of a COBRA subsidy and life insurance premiums at the same company/employee percentage sharing as during employment.

2019 EQUITY INCENTIVE PLAN

In January 2019, our Board of Directors adopted our 2019 EIP, which was approved by our shareholders in February 2019. Our 2019 EIP became effective in connection with our initial public offering in March 2019.

STOCK AWARDS

The 2019 EIP provides for the grant of incentive stock options, nonstatutory stock options, SARs, restricted stock awards, RSU awards, performance-based stock awards, and other forms of equity compensation, which are collectively referred to as stock awards. Additionally, the 2019 EIP provides for the grant of performance cash awards. Incentive stock options may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

SHARE RESERVE

The limit on the number of shares of Class A common stock that may be issued pursuant to awards under the 2019 EIP is 40,000,000 shares.

If a stock award granted under the 2019 EIP expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Class A common stock not acquired pursuant to the stock award will again become available for subsequent issuance under the 2019 EIP, subject to the 40,000,000 limit noted above. In addition, the following types of shares under the 2019 EIP may become available for the grant of new stock awards under the 2019 EIP: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2019 EIP may be previously unissued shares or reacquired shares bought by us on the open market.

The maximum number of shares of Class A common stock subject to stock awards granted under the 2019 EIP or otherwise during any one fiscal year to any non-employee director, taken together with any cash fees paid by the company to such non-employee director during such fiscal year for service on our Board of Directors, will not exceed $1.5 million in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). The inclusion of this amount is meant to provide a shareholder-approved cap on the annual compensation a non-employee director could receive. However, our Board of Directors is not contemplating non-employee director compensation at this level at this time, and the cap should not be viewed as suggesting as such.

EXECUTIVE COMPENSATION

ADMINISTRATION

Our Board of Directors, or a duly authorized committee thereof, acts as the “plan administrator” and has the authority to administer the 2019 EIP. Our Board of Directors may delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of Class A common stock to be subject to such stock awards and (3) specify the other terms and conditions, including the strike price or purchase price and vesting schedule, applicable to such awards.

TYPES OF STOCK AWARDS THAT MAY BE AWARDED UNDER THE 2019 EQUITY INCENTIVE PLAN

STOCK OPTIONS

Incentive and nonstatutory stock options are evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2019 EIP, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of the Class A common stock on the date of grant. Options granted under the 2019 EIP vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2019 EIP, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately. An option holder’s stock option agreement may provide different provisions from the default provisions set forth in the 2019 EIP. In no event may an option be exercised beyond the expiration of its term. Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.

RESTRICTED STOCK AWARDS

Restricted stock awards are evidenced by restricted stock award agreements adopted by the plan administrator. Class A common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, RSU awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

RESTRICTED STOCK UNIT AWARDS

RSU awards are evidenced by RSU award agreements adopted by the plan administrator. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a RSU award. Rights under an RSU award may be transferred only upon such terms and conditions as set by the plan administrator. RSU awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

STOCK APPRECIATION RIGHTS

SARs are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a SAR, which generally cannot be less than 100% of the fair market value of the Class A common stock on the date of grant. Upon the exercise of a SAR, we will pay the participant an amount in cash or stock equal to (1) the excess of the per share fair market value of the Class A common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of Class A common stock with respect to which the SAR is exercised. A SAR granted under the 2019 EIP vests at the rate specified in the SAR agreement. The default post- termination of employment exercise periods are the same as for options, as described above. Unless the plan administrator provides otherwise, SARs generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A SAR holder may designate a beneficiary, however, who may exercise the SAR following the holder’s death.

2021 PROXY STATEMENT    55

EXECUTIVE COMPENSATION

PERFORMANCE AWARDS

The 2019 EIP permits the grant of performance-based stock and cash awards. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The performance goals may differ from participant to participant and from award to award.

OTHER STOCK AWARDS

The plan administrator may grant other awards based in whole or in part by reference to our Class A common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

CHANGES TO CAPITAL STRUCTURE

In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2019 EIP, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and number of shares that may be issued upon the exercise of incentive stock options and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

CORPORATE TRANSACTIONS

In the event of certain specified significant corporate transactions (as defined in the 2019 EIP), the plan administrator shall take one or more of the following actions with respect to stock awards unless otherwise provided in an award agreement or any other written agreement between a participant and us:

•	arrange for the surviving or acquiring entity or parent company to assume or continue the stock award or to substitute a similar stock award for the stock award;
•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•	accelerate the vesting of the stock award and provide for its termination if not exercised (if applicable) at or prior to the effective time of the corporate transaction;
•	arrange for the lapse of any reacquisition or repurchase right held by us;
•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate or for no consideration; or
•	make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.

The plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

CHANGE IN CONTROL

The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us at the time of grant that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a change in control (as defined in the 2019 EIP).

AMENDMENT AND TERMINATION

Our Board of Directors has the authority to amend, suspend, or terminate the 2019 EIP, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent and provided further that certain types of amendments will require the approval of our shareholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopts the 2019 EIP.

EMPLOYEE STOCK PURCHASE PLAN

In December 2018, our Board of Directors adopted our 2019 Employee Stock Purchase Plan (“ESPP”), which was approved by our shareholders in February 2019. Our ESPP became effective in connection with our initial public offering in March 2019.

EXECUTIVE COMPENSATION

SHARE RESERVE

Initially, the maximum number of shares of Class A common stock that may be issued under the ESPP is 12,000,000 shares.

The ESPP includes an “evergreen” provision. Under the evergreen provision, the number of shares of Class A common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, beginning on January 1, 2020 and continuing through and including January 1, 2029, by the lesser of (1) 1% of the total number of shares of our Class A common stock outstanding on December 31 of the preceding calendar year, (2) 2,400,000 shares of Class A common stock, or (3) such lesser number of shares of Class A common stock as determined by our Board of Directors. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. We have selected this figure based on an assumed burn rate of 1-3% over the next few years. However, our actual burn rate may differ from this estimate based on a number of factors, including number of participants, participant contribution elections, and the price of our stock at the time of purchase, and as such this estimate should not be viewed as predictive. The Board of Directors did not approve this automatic increase for the fiscal year ended November 29, 2020.

ADMINISTRATION

Our Board of Directors, or a duly authorized committee thereof, can administer the ESPP. Our Board of Directors has delegated its authority to administer the ESPP, including determination of participants and terms of offerings, to our Compensation Committee under the terms of such committee’s charter.

LIMITATIONS

Employees, including executive officers, and the employees of any of our designated affiliates are eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the administrator:

(1) customary employment with us or one of our affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with us or one of our affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our common stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under the Code. The administrator may specify offerings with a duration of not more than 27 months, and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our Class A common stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the ESPP prior to the first day of any offering period.

A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution or as otherwise provided under the ESPP.

PAYROLL DEDUCTIONS

The ESPP permits participants to purchase shares of Class A common stock through payroll deductions up to 15% of their earnings (up to 10% under the ESPP offerings currently in place). Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of the Class A common stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares. Participation ends automatically upon termination of employment with us.

CORPORATE TRANSACTIONS

In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue or substitute each outstanding purchase right. If the successor corporation does not assume, continue or substitute for the outstanding purchase rights, the offering in progress will be shortened and a new exercise date will be set. The participants’ purchase rights will be exercised on the new exercise date and such purchase rights will terminate immediately thereafter.

2021 PROXY STATEMENT    57

EXECUTIVE COMPENSATION

AMENDMENT AND TERMINATION

Our Board of Directors has the authority to amend, suspend or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of our shareholders. The ESPP will remain in effect until terminated by our Board of Directors in accordance with the terms of the ESPP.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of November 29, 2020, with respect to our equity compensation plans.

PLAN CATEGORY	CLASS OF COMMON STOCK	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 2)(4)
Equity compensation plans approved by security holders(1):	Class A	2,876,014	$19.29	46,423,683
	Class B	14,664,621	$ 7.39	—
Equity compensation plans not approved by security holders:	—	—	—	—
Total	Class A and Class B	17,540,635	$ 8.07	46,423,683

(1)	Includes our 2016 Equity Incentive Plan (“2016 EIP”), 2019 Equity Incentive Plan (“2019 EIP”) and 2019 Employee Stock Purchase Plan (“2019 ESPP”). No additional awards may be granted under our 2016 EIP.
(2)	The number of shares includes SARs, RSUs and PRSUs based on target performance and includes shares of common stock to be issued in connection with certain deferred stock-settled director RSUs. The number of shares for SARs represents the number of shares of common stock the SARs would convert into if exercised on November 29, 2020 based on the market value of our common stock on that date, calculated based on the conversion formula as defined in the EIP.
(3)	Only includes SARs, as RSUs and PRSUs do not have exercise prices associated with them.
(4)	Calculated based on the number of stock awards authorized upon the adoption of the 2019 EIP, less (a) the number of outstanding dilutive SARs (b) shares issued in connection with converted RSUs and (c) securities expected to be issued in the future upon conversion of outstanding RSUs. The 2019 EIP provides for an award pool of 40 million shares of common stock that may be subject to awards thereunder. The 46,423,683 figure in the table reflects the potential number of shares which could be issued pursuant to future awards under the 2019 EIP of 35,088,941 and pursuant to future issuances under the 2019 ESPP of 11,334,742. Note that the following shares may return to the 2019 EIP and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2019 EIP; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2019 EIP’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; (v) shares tendered to cover payment of an exercise price; and (vi) shares that are canceled pursuant to an exchange or repricing program.

AUDIT MATTERS

SELECTION AND ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRINCIPAL ACCOUNTANT FEES

The following table represents aggregate fees billed to or incurred by us for professional services rendered by PwC, our independent registered public accounting firm, during fiscal years 2020 and 2019. All fees described below were pre-approved by the Audit Committee.

	YEAR ENDED
	NOVEMBER 29, 2020 ($)	NOVEMBER 24, 2019 ($)
Services provided:	(IN THOUSANDS)
Audit fees(1)	7,728	7,453
Audit-related fees	—	—
Tax fees(2)	335	564
All other fees(3)	5	5
Total fees	8,067	8,022

(1)	Audit fees include fees for the audit of our annual consolidated financial statements, quarterly reviews of interim consolidated financial statements and statutory audits. In 2020, audit fees include audit of internal control over financial reporting. Further, these include fees for services in support of issuing non-audit letters over financial information.
(2)	Tax fees are for services to assist in the preparation of our foreign tax returns and for the provision of tax advice. Tax fees included tax compliance fees of $131,000 and $475,000 in fiscal years 2020 and 2019, respectively.
(3)	All other fees consist of fees for other permissible services other than the services reported above, including fees for access to electronic accounting and audit reference materials.

2021 PROXY STATEMENT    59

AUDIT MATTERS

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for approving every engagement of our independent registered public accounting firm to provide audit or non-audit services for us before being engaged to provide those services. The Audit Committee’s pre-approval policy provides as follows:

•	Once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows or believes it will engage our independent registered public accounting firm for the next 12 months. Those services typically include quarterly reviews, statutory audits, specified tax matters, certifications to the lenders as required by financing documents and consultation on new accounting and disclosure standards.
•	If any new proposed engagement comes up during the year that was not pre-approved by the Audit Committee as discussed above, the engagement will require (i) specific approval of the chief financial officer and corporate controller (including confirming with counsel permissibility under applicable laws and evaluating potential impact on independence) and, if approved by management, (ii) approval of the Audit Committee.
•	The chair of the Audit Committee will have the authority to give such approval, but may seek full Audit Committee input and approval in specific cases as he or she may determine.

The Audit Committee has determined that the rendering of services other than audit services by PwC is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended November 29, 2020 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 29, 2020.

Troy Alstead

Spencer C. Fleischer

Yael Garten

Christopher J. McCormick

Elliott Rodgers

Jenny Ming

The material in this report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Class A common stock and Class B common stock as of February 26, 2021 by: (i) each of our directors and each nominee for director; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common Stock and Class B common stock. The mailing address for each shareholder in the table below is c/o Levi Strauss & Co., 1155 Battery Street, San Francisco, CA 94111.

NAME OF BENEFICIAL OWNER	CLASS A SHARES	%	CLASS B SHARES	%	% OF TOTAL VOTING POWER+
DIRECTORS:
Troy Alstead(1)	51,691	*	14,231	*	*
Jill Beraud(2)	7,260	*	108,671	*	*
Robert A. Eckert(3)	7,260	*	173,628	*	*
Spencer Fleischer(4)	7,260	*	89,537	*	*
David A. Friedman(5)	417,258	*	2,753,470	*	*
Yael Garten	—	—	—	—	—
Christopher J. McCormick(6)	7,264	*	50,950	*	*
Jenny Ming(7)	7,264	*	91,204	*	*
Stephen C. Neal(8)	11,883	*	397,522	*	*
Patricia Salas Pineda(9)	107,464	*	30,941	*	*
Joshua E. Prime(10)	—	—	5,952,316	1.9	1.8
Elliott Rodgers	—	—	—	—	—
NAMED EXECUTIVE OFFICERS:
Charles V. Bergh(11)	2,623,868	3.2	7,372,057	2.3	2.3
David Love(12)	1,418	*	694,781	*	*
Harmit Singh(13)	2,128	*	1,489,623	*	*
Seth M. Ellison(14)	1,773	*	259,231	*	*
Elizabeth O’Neill(15)	1,182	*	107,726	*	*
Directors and executive officers as a group (19 persons)(16)	3,269,805	4.0	19,815,833	6.2	6.1
5% OR GREATER SHAREHOLDERS:
Mimi L. Haas	—	—	43,859,262	13.7	13.4
Margaret E. Haas(17)	—	—	43,495,810	13.6	13.3
Robert D. Haas(18)	—	—	37,285,471	11.7	11.4
Peter E. Haas Jr.(19)	—	—	36,690,755	11.5	11.2
Peter E. Haas Jr. Family Fund(20)	—	—	26,367,700	8.3	8.1
Daniel S. Haas(21)	—	—	24,248,068	7.6	7.4
Jennifer C. Haas(22)	—	—	21,250,908	6.7	6.5

*	Represents beneficial ownership of less than 1%.
+	Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of our Class A common stock is entitled to one vote per share, and each share of our Class B common stock is entitled to ten votes per share. Our Class A common stock and Class B common stock will vote together on all matters (including the election of directors) submitted to a vote of our shareholders, except under limited circumstances described in our certificate of incorporation.
(1)	Includes 8,771 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.

2021 PROXY STATEMENT    61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)	Includes 8,780 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(3)	Includes 26,634 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(4)	Includes 8,780 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(5)	Includes an aggregate of 835,930 shares held in trusts, of which Mr. Friedman is co-trustee, for the benefit of others and for which Mr. Friedman shares voting and investment power. Includes 160,000 shares held by the Friedman Family Foundation for the benefit of charitable entities. Mr. Friedman disclaims beneficial ownership of these 995,930 shares. Also includes 4,841 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(6)	Includes 19,136 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(7)	Includes 69,375 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(8)	Includes 52,356 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(9)	Includes 38,205 shares of Class A or Class B common stock issuable pursuant to restricted stock units and/or dividend equivalent rights that vested within 60 days of February 26, 2021, the settlement of which has been deferred at the election of the director until his or her retirement from the Board of Directors, or would vest within 60 days of February 26, 2021 if the director resigns or if the director’s service is terminated without cause.
(10)	Includes 1,049,250 shares held by Mr. Prime’s spouse for which Mr. Prime has no voting or investment power. Includes an aggregate of 173,160 shares held in custodial accounts, of which Mr. Prime’s spouse is custodian, for the benefit of others and for which Mr. Prime has no voting or investment power. Includes 4,680,566 shares held in trusts for which Mr. Prime is trustee, for the benefit of others. Mr. Prime disclaims beneficial ownership of these 5,902,976 shares. Also includes 10,000 shares held in a trust, of which Mr. Prime and Mr. Prime’s spouse are co-trustees and share voting and investment power.
(11)	Includes the number of shares that Mr. Bergh has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(12)	Includes the number of shares that Mr. Love has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(13)	Includes the number of shares that Mr. Singh has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(14)	Includes the number of shares that Mr. Ellison has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(15)	Includes the number of shares that Ms. O’Neill has the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(16)	Includes 9,207,942 shares that our executive officers have the right to acquire pursuant to outstanding SARs that may be exercised within 60 days of February 26, 2021.
(17)	Includes an aggregate of 19,784,900 shares held in trusts and a limited liability company, of which Ms. Haas is trustee and manager, respectively, for the benefit of others and for which Ms. Haas has sole voting and investment power. Includes 7,861,220 shares held by the Margaret E. Haas Fund and 844,680 shares held by the Lynx Foundation, of which Ms. Haas is board chair, for the benefit charitable entities and for which Ms. Haas shares voting and investment power. Ms. Haas disclaims beneficial ownership of these 28,490,800 shares.
(18)	Includes 23,179,324 shares held by trusts, of which Mr. Haas is trustee, for the benefit of others and for which Mr. Haas has sole voting and investment power. Includes 4,099,541 shares held by Mr. Haas’ spouse for which Mr. Haas has no voting or investment power. Includes an aggregate of 6,108,189 shares held in trusts, of which Mr. Haas’ spouse is trustee, for the benefit of others and for which Mr. Haas has no voting or investment power. Mr. Haas disclaims beneficial ownership of these 33,387,054 shares.
(19)	Includes 26,367,700 shares held by the Peter E. Haas Jr. Family Fund, of which Mr. Haas Jr. is Vice President, for the benefit of charitable entities, and for which Mr. Haas Jr. shares voting and investment power. Includes an aggregate of 4,636,810 shares held by trusts, of which Mr. Haas Jr. is trustee, for the benefit of others and for which Mr. Haas Jr. has sole voting and investment power. Includes 400,000 shares held by Mr. Haas Jr.’s spouse for which Mr. Haas Jr. has no voting or investment power. Mr. Haas Jr. disclaims beneficial ownership of these 31,404,510 shares.
(20)	Peter E. Haas Jr. is a Vice President of this fund. The shares are also included in Mr. Haas Jr.’s ownership amounts as referenced above. Mr. Haas Jr. disclaims beneficial ownership of these shares.
(21)	Includes 3,199,630 shares held in a trust for the benefit of others and for which Mr. Haas has sole voting and investment power. Mr. Haas disclaims beneficial ownership of these 3,199,630 shares.
(22)	Includes 5,506,590 shares held in a custodial account and a limited liability company, of which Ms. Haas is custodian and manager, respectively, for the benefit of others and for which Ms. Haas has sole voting and investment power. Ms. Haas disclaims beneficial ownership of these 5,506,590 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and greater than 10% shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% shareholders were complied with, except for one inadvertent late report relating to one transaction for Mr. Gavin Brockett.

2021 PROXY STATEMENT    63

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. This method of distribution makes our process more efficient and less costly, and limits our impact on the environment. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the 2021 Annual Meeting of Shareholders (the “annual meeting”). Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice.

We intend to mail the Proxy Availability Notice on or about March 9, 2021 to all shareholders of record entitled to vote at the annual meeting. We expect that this proxy statement and the other proxy materials will be available to shareholders on or about March 9, 2021.

WILL I RECEIVE ANY OTHER PROXY MATERIALS BY MAIL?

We may send you a proxy card, along with a second Proxy Availability Notice, on or after March 12, 2021.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY AVAILABILITY NOTICE?

If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy Availability Notices to ensure that all of your shares are voted.

WHAT ARE WE HAVING A VIRTUAL ONLY MEETING?

This year in light of the continued public health impact of the COVID-19 pandemic, we will again hold the annual meeting in a virtual-only format, which will be conducted over the internet via live webcast. In addition, we anticipate that we will continue to hold our annual meetings using a virtual-only format in future years, even after the pandemic, as we have found that a virtual format is more environmentally friendly, allows greater shareholder participation and decreases the costs of holding the meeting. We intend to hold our virtual annual meetings in a matter that affords you the same general rights and opportunities to participate as you would have at an in-person meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

Only shareholders of record at the close of business on February 26, 2021 (the “Record Date”) will be entitled to vote at the annual meeting. On the Record Date, there were 80,774,783 shares of Class A common stock and 319,050,011 shares of Class B common stock outstanding and entitled to vote.

HOW DO I ATTEND THE ANNUAL MEETING?

The annual meeting will be held live via the internet on Wednesday, April 21, 2021 at 10:30 a.m., Pacific Time, at www.virtualshareholdermeeting.com/LEVI2021. You will not be able to attend the meeting in person. Participation in and attendance at the annual meeting is limited to shareholders of record as of the Record Date. Online access will begin at 10:15 a.m., Pacific Time, on April 21, 2021, and we encourage you to access the annual meeting prior to the start time.

A list of shareholders of record will be available for inspection by shareholders of record during the normal business hours for ten days prior to the annual meeting for any legally valid purpose at our corporate headquarters at 1155 Battery Street, San Francisco, CA 94111. The shareholder list will also be available during the annual meeting prior to the start time.

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/LEVI2021, you must enter the 16-digit control number found next to the label “Control Number” for the postal mail recipients or within the body of the email sending you the proxy statement. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the annual meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/LEVI2021.

64

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

HOW CAN I ACCESS THE WEBCAST OF THE ANNUAL MEETING?

We plan to offer a live webcast of the annual meeting at www.virtualshareholdermeeting.com/LEVI2021. To access the webcast, go to this website and follow the instructions provided. The webcast will be recorded and available for replay at this website through May 21, 2021.

WHAT AM I VOTING ON?

There are three matters scheduled for a vote at the annual meeting:

•	Proposal 1: Election of the following four nominees recommended by our Board of Directors as Class II directors: David A. Friedman, Yael Garten, Jenny Ming and Joshua E. Prime.
•	Proposal 2: Advisory vote on executive compensation.
•	Proposal 3: Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending November 28, 2021.

WHAT IF ANOTHER MATTER IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING?

Our Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

WILL I BE ABLE TO ASK QUESTIONS AT THE ANNUAL MEETING?

You will be able to submit written questions during the annual meeting by following the instructions that will be available on the annual meeting website during the annual meeting. Only questions pertinent to meeting matters of the Company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped together to avoid repetition.

WHAT ARE MY VOTING OPTIONS?

•	Proposal 1: You may vote FOR the election of all nominees recommended by our Board of Directors as Class II directors or you may WITHHOLD your vote for any nominee you specify.
•	Proposal 2: You may vote FOR or AGAINST the advisory vote on executive compensation.
•	Proposal 3: You may vote FOR or AGAINST the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending November 28, 2021.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

The table below sets forth the unanimous recommendation of our Board of Directors for each of the three matters scheduled for a vote at the annual meeting.

PROPOSAL		UNANIMOUS RECOMMENDATION OF OUR BOARD OF DIRECTORS

1.	Election of Class II Directors	FOR all of the nominees
2.	Advisory Vote on Executive Compensation	FOR
3.	Ratification of Selection of Independent Registered Public Accounting Firm	FOR

HOW MANY VOTES DO I HAVE?

On each matter scheduled for a vote at the annual meeting, you have one vote for each share of Class A common stock you own and ten votes for each share of Class B common stock you own, in each case as of the Record Date.

2021 PROXY STATEMENT	65

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

HOW DO I VOTE?

•	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the annual meeting or vote by proxy over the telephone, through the internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote through the internet even if you have already voted by proxy, as your proxy is revocable at your option.

OVER THE TELEPHONE	THROUGH THE INTERNET	USING A PROXY CARD

• Call 1-800-690-6903 and follow the recorded instructions (you will need the voter control number from your proxy card) • Your vote must be received by 8:59 p.m., Pacific Time, on April 20, 2021

Before the Meeting

•  Visit www.proxyvote.com to vote online (you will need the voter control number from your proxy card or the Proxy Availability Notice)

•  Your vote must be received by 8:59 p.m., Pacific Time, on April 20, 2021

During the Meeting

•  Visit www.virtualshareholdermeeting.com/LEVI2021 to vote online (you will need the voter control number from your proxy card or at the Proxy Availability Notice)

• Complete, sign, date and return the proxy card that may be delivered • Your proxy card must be mailed by April 7, 2021

•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank or other similar agent rather than in your name, then you are the beneficial owner of shares held in street name and a voting instruction form, together with the Proxy Availability Notice, are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote over the telephone or through the internet as instructed by your broker, bank or other agent. You are also invited to attend the annual meeting. For admission to the annual meeting, follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice. To vote at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the Proxy Availability Notice, or contact that organization to request a proxy form.

Internet proxy voting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. Note that you must bear any costs associated with your internet access, such as usage charges.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

•	Shareholder of Record: Shares Registered in Your Name. Yes. You may revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of the following ways. Your most current proxy is the one that is counted.
•	You may grant a subsequent proxy over the telephone or through the internet.
•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.
•	You may attend the annual meeting and vote through the internet. Simply attending the annual meeting will not, by itself, revoke your proxy.
•	Beneficial Owner: Shares Registered in the Name of Broker or Bank. To revoke your proxy, follow the instructions provided by your broker, bank or other agent.

66

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

WHAT HAPPENS IF I DO NOT VOTE, OR IF I VOTE BY PROXY WITHOUT GIVING SPECIFIC VOTING INSTRUCTIONS?

If you are a shareholder of record and do not vote by proxy at the annual meeting, your shares will not be voted. If you voted by proxy without marking voting selections, your shares will be voted:

•	Proposal 1: FOR the election of all of the nominees recommended by our Board of Directors as Class II directors.
•	Proposal 2: FOR the advisory vote on executive compensation.
•	Proposal 3: FOR the ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending November 28, 2021.

If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

WHAT HAPPENS IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME AND I DO NOT PROVIDE MY BROKER OR BANK WITH VOTING INSTRUCTIONS?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote uninstructed shares with respect to matters considered to be routine under NYSE rules, but not with respect to non-routine matters.

Because Proposals 1 and 2 are considered to be non-routine under NYSE rules, your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Because Proposal 3 is considered to be routine under NYSE rules, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

WHAT ARE BROKER NON-VOTES?

As discussed above, if you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares on matters deemed to be non-routine under NYSE rules, your broker, bank or other such agent cannot vote your shares. These un-voted shares are counted as broker non-votes.

Because Proposals 1 and 2 are considered to be non-routine under NYSE rules, we expect broker non-votes to exist in connection with those proposals. If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

PROPOSAL NUMBER	PROPOSAL DESCRIPTION	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS(1)	EFFECT OF BROKER NON-VOTES(2)
1	Election of Class II directors	The four nominees receiving the most FOR votes will be elected (WITHHOLD votes will have no effect)	N/A	No effect
2	Advisory vote on executive compensation	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote	No effect	No effect
3	Ratification of selection of independent registered public accounting firm	FOR votes from the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote	No effect	N/A

(1)	Abstentions will not be counted toward the vote total for Proposals 2 and 3. Abstentions will therefore have no effect on these proposals.
(2)	Broker non-votes will not be counted toward the vote total for Proposals 1 and 2. Broker non-votes will therefore have no effect on these proposals. Because Proposal 3 is considered to be routine under NYSE rules, if you hold your shares in street name, your broker, bank or other agent may vote your shares on this proposal in its discretion, even if you do not provide voting instructions.

2021 PROXY STATEMENT	67

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the voting power of the outstanding shares entitled to vote are present at the annual meeting or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the annual meeting or the holders of a majority of the voting power of the shares present at the annual meeting in person or represented by proxy may adjourn the annual Meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting. We expect to publish final voting results on a Form 8-K within four business days of the annual meeting. If final voting results are not available to us in time to do so, we intend to publish preliminary voting results on a Form 8-K within four business days of the annual meeting and to publish final voting results on an additional Form 8-K within four business days of the final voting results becoming known to us.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

This proxy is being solicited by the Company. Our directors and employees may solicit proxies in person, by telephone or by other means of communication. We will pay for the entire cost of soliciting proxies. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding these proxy materials to beneficial owners.

WHAT PROXY MATERIALS ARE AVAILABLE THROUGH THE INTERNET?

The notice of annual meeting, proxy statement and our annual report to shareholders are available free of charge at www.proxyvote. com.

I SHARE AN ADDRESS WITH ANOTHER SHAREHOLDER, AND WE RECEIVED ONLY ONE PROXY AVAILABILITY NOTICE. HOW DO I OBTAIN ANOTHER PROXY AVAILABILITY NOTICE?

We have adopted a procedure approved by the SEC called householding, under which we can deliver a single Proxy Availability Notice to multiple shareholders who share the same address unless we receive contrary instructions from one or more of the shareholders. This procedure reduces our printing and mailing costs, and our impact on the environment. See “Other Information—Householding of Proxy Materials.”

WHEN ARE SHAREHOLDER PROPOSALS FOR INCLUSION IN OUR PROXY MATERIALS FOR NEXT YEAR’S ANNUAL MEETING OF SHAREHOLDERS DUE?

The 2022 annual meeting of shareholders is scheduled to be held on April 20, 2022. Shareholders wishing to present a proposal for inclusion in our proxy materials for such meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than November 9, 2021 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in our proxy materials for the 2022 annual meeting of shareholders. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111.

WHEN ARE OTHER PROPOSALS AND DIRECTOR NOMINATIONS FOR NEXT YEAR’S ANNUAL MEETING OF SHAREHOLDERS DUE?

The 2022 annual meeting of shareholders is scheduled to be held on April 20, 2022. Shareholders wishing to nominate a candidate for election to our Board of Directors or propose other business at an annual meeting other than pursuant to Rule 14a-8 of the Exchange Act must submit a written notice so that it is received by us at our principal executive offices no earlier than the close of business on December 22, 2021 nor later than the close of business on January 21, 2022 provided, however, that if next year’s annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after April 20, 2022, your proposal must be submitted not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. Nominations or proposals should be sent in writing to our Corporate Secretary at 1155 Battery Street, San Francisco, CA 94111. You are advised to review our amended and restated bylaws, which contain additional requirements about advance notice of director nominations and shareholder proposals. A complete copy of our amended and restated bylaws is available under the “Governance” tab of our website at investors.levistrauss.com.

68

OTHER INFORMATION

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Availability Notice or other proxy materials with respect to two or more shareholders sharing the same address by delivering a single Proxy Availability Notice or set of proxy materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be householding our proxy materials. A single Proxy Availability Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice, please notify us or your broker. Direct your written request to Levi Strauss & Co., Attn: Investor Relations, 1155 Battery Street, San Francisco, CA 94111, or call (800) 438-0349. Shareholders who currently receive multiple copies of Proxy Availability Notices at their address and would like to request householding of their communications should contact their brokers.

OTHER MATTERS

2020 ANNUAL REPORT AND SEC FILINGS

Our financial statements for the year ended November 29, 2020 are included in our 2020 Annual Report, which we will make available to shareholders at the same time as this proxy statement. Our 2020 Annual Report and this proxy statement are posted on our website at investors.levistrauss.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Investor Relations, 1155 Battery Street, San Francisco, CA 94111. Our Board of Directors knows of no other matter that will be presented for consideration at the annual meeting. If any other matter is properly brought before the annual meeting, your proxyholder will vote your shares using his or her best judgment.

By Order of the Board of Directors,

Blair Markovic
Corporate Secretary

San Francisco,
California

2021 PROXY STATEMENT	69

LEVI STRAUSS & CO.
P.O. BOX 7215
SAN FRANCISCO, CA 94120

VOTE BY INTERNET
Before the Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time on April 20, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting - Go to www.virtualshareholdermeeting.com/LEVI2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 P.M. Pacific Time on April 20, 2021. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D32656-P48839	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEVI STRAUSS & CO.
The Board of Directors recommends a vote FOR all the listed nominees.
1.	The election as Class II directors of the four nominees named in the Proxy Statement.
	Nominees:		For		Withhold
	1a.	David A. Friedman	☐		☐
	1b.	Yael Garten	☐		☐
	1c.	Jenny Ming	☐		☐
	1d.	Joshua E. Prime	☐		☐
The Board of Directors recommends a vote FOR Proposal 2.			For	Against	Abstain
2.	Advisory vote to approve executive compensation.		☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3.		For	Against	Abstain
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2021.	☐	☐	☐

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D32657-P48839
Levi Strauss & Co.
Annual Meeting of Shareholders

April 21, 2021 10:30 A.M. Pacific Time
www.virtualshareholdermeeting.com/LEVI2021

Seth R. Jaffe and Blair Markovic, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of Levi Strauss & Co. to be held at 10:30 A.M., Pacific Time, on April 21, 2021 at www.virtualshareholdermeeting.com/LEVI2021, or any postponement or adjournment thereof.

Proxies must be mailed by April 7, 2021. Phone or online voting must be completed by 8:59 P.M., Pacific Time, on April 20, 2021. See reverse for instructions.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)